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RS INVESTMENT TRUST

PROSPECTUS                                                       OCTOBER 3, 2005

CALL 1-800-766-FUND  |  www.RSinvestments.com


RS INVESTORS FUND


CALL RS INVESTMENTS AT 1-800-766-FUND TO FIND OUT MORE ABOUT THE FUND. THIS PROSPECTUS EXPLAINS WHAT YOU SHOULD KNOW ABOUT THE FUND BEFORE YOU INVEST. PLEASE READ IT CAREFULLY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RS INVESTMENTS LOGO]

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                                TABLE OF CONTENTS

FUND SUMMARY                                                                                             PAGE
RS Investors Fund                                                                                           1
YOUR INVESTMENT
Fees and Expenses                                                                                           3
Cost of Investing                                                                                           3
Impact on Returns                                                                                           4
Additional Information About Investment Strategies and Risks                                                5
Principal Risks                                                                                             5
Other Investment Strategies and Risks                                                                       7
Management of the Fund                                                                                      8
Portfolio Managers                                                                                         11
How Shares Are Priced                                                                                      12
How to Purchase Shares                                                                                     12
How to Sell Shares                                                                                         12
Exchanges                                                                                                  14
Frequent Purchases and Redemptions                                                                         16
USA Patriot Act                                                                                            16
Dividends And Distributions                                                                                17
Taxes                                                                                                      17
Distribution Arrangements and Rule 12b 1 Fees                                                              18
Financial Highlights                                                                                       20
RS Investments Privacy Policy                                                                              21
Investing with RS                                                                                          23
Additional Information                                                                                     25

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RS INVESTORS FUND

INVESTMENT OBJECTIVE The Fund seeks to increase shareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in securities that RS Investments believes are undervalued. The Fund will typically invest most of its assets in equity securities of small-, mid-, or large-capitalization companies. The Fund may invest in securities of issuers located anywhere in the world, and may invest any portion of its assets outside the United States. The Fund is a non-diversified mutual fund, and the Fund will likely hold a more limited number of securities than many other mutual funds. RS Investments currently expects that the Fund will normally hold between 20 and 40 securities positions.

In evaluating equity investments for the Fund, RS Investments employs a return on capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

-    performing fundamental research focusing on business analysis;

-    observing how management allocates capital;

-    striving to understand the unit economics of the business of the company;

-    studying the cash flow rate of return on capital employed;

-    discerning the sources and uses of cash;

-    considering how management is compensated;

-    asking how the stock market is pricing the entire company.

The Fund may invest any portion of its assets in debt securities or other income-producing investments if RS Investments believes they represent attractive investment value compared to equity investments available to the Fund, or because they are otherwise desirable in light of the other investments in the Fund's portfolio. The Fund will only invest in debt securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or in other debt securities rated "investment grade" by Standard & Poor's or by Moody's Investors Service, Inc. Current income will not generally be a consideration in RS Investments' investment process.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

PRINCIPAL INVESTMENTS The Fund will typically invest principally in equity securities, but may invest any portion of its assets in debt securities and other income-producing securities.

PRINCIPAL RISKS You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

- EQUITY SECURITIES RISK The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

- DEBT SECURITIES RISK The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

- INVESTMENT STYLE RISK A mutual fund investing principally in value style securities may at times underperform other mutual funds that invest more broadly or that have different investment styles.

- SMALL AND MIDSIZED COMPANIES RISK Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

- OVERWEIGHTING RISK Overweighting investments in an industry or sector increases the risk of loss, because the stocks of

                                        1
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     many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

- UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

- NONDIVERSIFICATION RISK A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

- FOREIGN SECURITIES RISK Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

- PORTFOLIO TURNOVER RISK Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

- CASH POSITION RISK To the extent the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

- LIQUIDITY RISK Lack of a ready market or restrictions on resale may limit the Fund's ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

- NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

PLEASE SEE "PRINCIPAL RISKS" BEGINNING ON PAGE 5 AND "OTHER INVESTMENT STRATEGIES AND RISKS" BEGINNING ON PAGE 7 FOR A DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND.

The Fund will commence operations after the date of this prospectus, therefore no performance information is included.

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YOUR INVESTMENT

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                           1.00%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            0.40%(1)
                                                          ----
Total Annual Fund Operating Expenses                      1.65%(1)

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(1)  "Other Expenses" are estimated for the Fund's initial fiscal year.

Because of Rule 12b-1 fees paid by the Fund, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules. Because Rule 12b-1 fees are paid out of the Fund, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries) they may not share equally in the benefits of those fees.

     Shareholder Fees
     (paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases                      None
  Maximum Deferred Sales Charge (Load)                                  None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
  Redemption Fee(1)                                                     None
  Exchange Fee                                                          None

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(1)  A $9.00 fee may be charged for redemptions made by bank wire.

COST OF INVESTING

EXAMPLE This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses
(based on a $10,000 investment and a 5% annual return)

                                      1 YEAR     3 YEARS
RS Investors Fund                     $  173     $  537

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IMPACT ON RETURNS

EXAMPLE This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns.

The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

Based on these assumptions, the table below shows, for each year and cumulatively for all ten years, (1) the fees and costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns (based on a $10,000 investment and a 5% annual return)

                                                                                   YEAR     YEAR     YEAR    CUMULATIVE
                   YEAR 1   YEAR 2   YEAR 3   YEAR 4   YEAR 5   YEAR 6   YEAR 7     8        9        10       10-YEAR
Expenses           $  173   $  179   $  185   $  191   $  197   $  203   $  210   $  217   $  224   $  231   $     2,011
Impact on Return   $  173   $  188   $  203   $  219   $  236   $  254   $  274   $  294   $  316   $  339   $     2,497

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ADDITIONAL INFORMATION ABOUT INVESTMENT

STRATEGIES AND RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow more detail is provided about the Fund's principal risks and about circumstances that could adversely affect the value of the Fund's shares or its total return.

The Fund's investment strategies and the portfolio investments of the Fund differ from those of most other mutual funds. RS Investments aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. RS Investments may devote more of the Fund's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Fund that would be inappropriate for other mutual funds. This approach to investing may make the Fund a more volatile investment than other mutual funds and cause the Fund to perform less favorably than other mutual funds under similar market or economic conditions. The Fund may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of the Trust may change the investment objective and policies of the Fund without a vote of the shareholders unless otherwise specifically stated.

PRINCIPAL RISKS

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's portfolio as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary and are described in this section. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Fund, its investments, and related risks. Please read the descriptions of these Risks carefully before investing.

EQUITY SECURITIES RISK The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund's portfolio managers view as unfavorable for equity securities.

The Fund may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible that the Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. For example, the Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of the Fund. (In a case described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Fund's investment performance. The Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs.

INVESTMENT STYLE RISK Different types of securities -- such

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as growth style or value style securities-- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

SMALL OR MIDSIZED COMPANIES RISK Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. See "Liquidity Risk" on page 7.

OVERWEIGHTING RISK Overweighting investments in certain sectors or industries increases the risk that the Fund will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

UNDERWEIGHTING RISK If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

NATURAL RESOURCES INVESTMENT RISK Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

NONDIVERSIFICATION RISK The Fund is not "diversified" within the meaning of the Investment Company Act of 1940 and therefore is able to invest its assets in a more limited number of issuers than a diversified fund. To the extent the Fund has invested in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were a diversified fund investing in a larger number of issuers. See the "Taxes" section in the Statement of Additional Information for more detail.

DEBT SECURITIES RISK Fixed-income securities and other income-producing securities are obligations of their issuers to make payments of principal and/or interest on future dates. Income-producing securities may also include preferred stocks, instruments with characteristics of both equity and debt instruments (such as convertible preferred stocks or equity-linked notes), or interests in income-producing trusts, such as income or royalty trusts. As interest rates rise, the values of the Fund's debt securities or other income-producing investments are likely to fall. This risk is generally greater for obligations with longer maturities. Debt securities and other income-producing securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations.

FOREIGN SECURITIES RISK Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company

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than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Fund's investments in certain foreign countries. The Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. There is no limit on the amount of the Fund's assets that may be invested in foreign securities.

PORTFOLIO TURNOVER RISK The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Fund's Annual Operating Expenses set forth under "Fees and Expenses," but do have the effect of reducing the Fund's investment return. Such sales may result in realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

CASH POSITION RISK The Fund may hold any portion of its assets in cash or cash equivalents at any time, or for an extended time. RS Investments will determine the amount of the Fund's assets to be held in cash or cash equivalents in its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Fund's assets invested in cash and cash equivalents may at times exceed 25% of the Fund's net assets. To the extent the Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

LIQUIDITY RISK Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security.


OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in the Fund Summary at the beginning of the Prospectus, the Fund may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

CONVERTIBLE SECURITIES RISK Convertible securities include corporate bonds, debentures, notes, or preferred stocks that can be exchanged for common stock or other equity securities of the same or a different issuer. As a result, convertible securities are subject to the general risks of investing in debt securities and to the risks of investment in equity securities, as well.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund

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if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

DEFENSIVE STRATEGIES At times, RS Investments may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

RISK OF SUBSTANTIAL REDEMPTIONS If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly in order to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's net asset value per share; in addition, a substantial reduction in the size of the Fund may make it difficult for RS Investments to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Fund might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

NOTE REGARDING PERCENTAGE LIMITATIONS

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Fund's portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.)

MANAGEMENT OF THE FUND

RS Investment Management, L.P. ("RS Investments"), a California limited partnership, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Fund. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Fund and makes investment decisions on their behalf. The Trust pays all expenses not assumed by RS Investments including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Fund's Distribution Plan.

RS Investments places all orders for purchases and sales of the Fund's investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than the Fund.

RS Investments manages other accounts with investment objectives and policies similar to those of the Fund, which pay fees at rates lower than the fees paid by the Fund.

LEGAL MATTERS On October 6, 2004, RS Investments entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund, a series of the Trust offered through a separate prospectus, during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC

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(the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments will pay disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to current and former shareholders of certain other series ("Funds") of the Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, not to serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he is chairman) for twelve months.

Steven M. Cohen, the former treasurer of the Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RS Investments and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RS Investments neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

Since the announcement of those settlements, three related civil lawsuits have been commenced against RS Investments, the Trust, each of the Funds, and certain current or former trustees, sub-advisers, employees and officers of the Trust or RS Investments. The factual allegations made in these actions generally track the facts recited in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading. The three lawsuits have been consolidated into one proceeding in the United States District Court for the District of Maryland (In re Mutual Funds Investment Litigation, Case No. MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint, which includes all of the same defendants, other than the individual Funds, and certain additional defendants, alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested.

A motion to dismiss the consolidated action is currently pending before the district court. The defendants have also joined an omnibus motion to dismiss that was filed on behalf of numerous mutual fund advisers and other parties unaffiliated with the Trust that are facing similar lawsuits in the consolidated proceeding.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

ADMINISTRATIVE SERVICES The Fund has entered into an agreement with RS Investments pursuant to which RS Investments provides administrative services to the Fund. No fees are payable by the Fund under the agreement.

ADVISORY FEES

(as a percentage of each Fund's average net assets)

The Fund will pay RS Investments fees at an annual rate of 1.00% of its average daily net assets as compensation for investment management services.

YOUR INVESTMENT

PORTFOLIO MANAGERS

[PHOTO OF DAVID J. KELLEY]

DAVID J. KELLEY has been a co-portfolio manager of the Fund since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

[PHOTO OF ANDREW P. PILARA]

ANDREW P. PILARA, JR. has been the portfolio manager of the Fund since its inception. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

[PHOTO OF JOSEPH A. WOLF]

JOSEPH A. WOLF has been a co-portfolio manager of the Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the Portfolio Managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of this Prospectus.

HOW SHARES ARE PRICED

The Fund calculates the net asset value ("NAV") of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of the close of regular trading on the NYSE ("NYSE") each day the Exchange is open. The Fund values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees.

The Fund will not price its shares on days when the NYSE is closed.

All assets and liabilities of the Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the values of such securities may occur between such times and the close of the NYSE that will not be reflected in the computation of NAV. If events that, in RS Investments' judgment, materially affect the values of such securities occur during such period, then these securities may be valued at their fair values in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Fund.

HOW TO PURCHASE SHARES

IMPORTANT NOTE: The following information relates generally to purchases of shares by investors directly from the Fund, and not through broker-dealers, investment advisers, financial consultants, plan servicing agents, or other intermediaries of any kind. The terms and conditions that apply to purchases through such entities may differ substantially from those that apply to purchases directly from the Fund. For example, such intermediaries may impose different minimum purchase requirements and may impose fees and charges that would not apply to a purchase directly from the Fund. Account options available to clients of such intermediaries may differ substantially from those available to investors purchasing shares directly from the Fund. If you are not purchasing shares directly from the Fund, you should contact your intermediary directly for specific information. Only citizens, legal residents and legal entities of the United States providing a valid social security or tax identification number will be allowed to purchase shares of the Fund.

Currently, the minimum initial investment in the Fund is $5,000 ($1,000 for Individual Retirement Account (IRA) and for gift/transfer-to-minor accounts), and subsequent investments must be at least $1,000 ($250 for IRAs and gift/transfer-to-minor accounts; $100 for automatic investment plans). The minimum investment may be waived by RS Investments for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members. The Trust or RS Investments may change or waive this minimum at any time, or from time to time, in its discretion.

You may obtain an Application by calling RS Investments at 1-800-766-FUND
(3863), by visiting RS Investments' Web site at www.RSinvestments.com, or by writing to RS Investments at 388 Market Street, Suite 1700, San Francisco, CA 94111. For more information on Fund IRAs, please call to request an IRA Disclosure Statement.

The Fund is intended as a long-term investment vehicle and is not intended for short-term trading. Please refer to "Frequent Purchases and Redemptions" on page 16 for more information.

INITIAL INVESTMENTS You may make your initial investment by mail, online through debit of your bank account, or by wire transfer as described below.

- BY MAIL Send a completed Application, together with a check made payable to the Fund (or, if you are investing in more than one RS Fund, make your check payable to RS Investment Trust), to the Fund's transfer agent, Boston Financial Data Services (the "Transfer Agent"), at P.O. Box 219717, Kansas City, MO 64121-9717. Do not send your Application and check to RS Investments; they will be returned to you.

- BY OVERNIGHT MAIL Send the information described above to the Fund's Transfer Agent, 330 West 9th Street, First Floor, Kansas City, MO 64105-1514.

- ONLINE Complete an online Application using the RS Investments Web site at www.RSinvestments.com. Online purchase instructions will be accepted only if the purchase price is paid through debit of your bank account. There is a limit of $50,000 on online purchase transactions. Gift/transfer-to-minor accounts opened online require a $5,000 minimum initial investment. You may also download from the Web site an Application to open an account, complete it by hand, and mail it to the address above, along with a check and/or banking instructions. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE Telephone the Fund's Transfer Agent at 1-800-766-FUND (3863). Indicate the name(s) to be used on the account registration, the mailing (and street) address, Social Security Number or tax ID number, birth date, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank. The Transfer Agent will provide you with an account number.

     Then instruct your bank to wire the specified amount, along with your account name and number to:
     State Street Bank and Trust Company
     ABA#011 000028
     Attn: Custody
     DDA# 99047177
     225 Franklin Street Boston, MA 02110
     Credit:[Name of Fund]
     For further
     credit:
     (Shareholder's name)
     (Shareholder's account #)

At the same time, you MUST mail a completed and signed Application to the Fund's Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717. Please include your account number on the Application. No purchase of shares by wire will be effected until the Transfer Agent has received your completed and signed application.

SUBSEQUENT INVESTMENTS After your account is open, you may invest through RS Investments' Web site, mail, telephone, or wire at any time. Please include your name and account number on all checks and wires.

- AUTOBUY The Autobuy option allows you to purchase shares by moving money directly from your checking account to the Fund. If you have established the Autobuy option, you may purchase additional shares for an existing account in any amount between $100 and the cumulative dollar value held in the account by calling the Transfer Agent at 1-800-766-FUND (3863) and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House (ACH) system. Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be on the date when you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE). RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send your bank account information along with a voided check to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717. The request must be signed by you and any other owners of the account exactly as their names appear on the Transfer Agent's records.

OTHER INFORMATION ABOUT PURCHASING SHARES The Trust or RS Investments may in their discretion impose limitations on the sale of shares of the Fund at any time, and may waive or eliminate any such limitation at any time without notice.

All purchases of the Fund's shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify the Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the net asset value next determined after the purchase is accepted. (See "How Shares Are Priced" on page 12) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to the Transfer Agent after that business day's close of regular trading may be effected nevertheless at the net asset value determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by the Fund before the close of the NYSE, normally 4:00 p.m. Eastern Time.

All purchases must be made in United States dollars, and checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) Third-party checks or cash equivalents (i.e. money orders, cashier's checks, bank drafts and travelers' checks) will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Fund or the Transfer Agent. The Fund can redeem shares to reimburse it or the Transfer Agent for any such loss.

The Fund reserves the right in its discretion to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares RS Investments believes could be harmful to the Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance. There can be no assurance that the Trust will identify all frequent purchase and sale activity affecting the Fund. See "Frequent Purchases and Redemptions" on page 16.

No share certificates will be issued.

The Fund, RS Investments, or PFPC Distributors, Inc. ("PFPC Distributors"), the Fund's distributor, may in their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Fund.

The Fund's shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund's investment style or asset class.

HOW TO SELL SHARES

IMPORTANT NOTE: The following information relates generally to sales of shares held by investors directly in the Fund, and not through broker-dealers, investment advisers, financial consultants, plan servicing agents, or other intermediaries of any kind. Your ability to sell shares through such entities may be limited, and such intermediaries may impose fees or charges that would not apply to shares held directly in the Fund. If you hold shares through an intermediary, you should contact the intermediary directly for specific information.

You may redeem your shares, or sell your shares back to the Fund, on any business day when the NYSE is open by following one of the procedures explained below.

- BY MAIL You may redeem your shares of the Fund by mailing to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717, a written request for redemption that includes the following:

     -    number of shares or dollar amount to be redeemed;
     -    your Fund and account number; and,
     - your signature and that of all other owners of the account exactly as their names appear on the account.

If you request that the proceeds from your redemption be sent to you at an address other than your address of record, to a bank account other than the account of record listed in the Transfer Agent's records, or to another party, or if you have made changes to the address or bank account of record in the last 30 days, each signature must be guaranteed by an eligible signature guarantor (which generally must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial services associations throughout the United States and Canada), such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents that support their authority to effect a redemption.

- BY TELEPHONE Unless you have indicated that you do not wish to establish telephone redemption privileges (see the Application or call the Transfer Agent for details), you may redeem shares by calling the Transfer Agent at 1-800-766-FUND (3863) by the close of the NYSE, normally 4:00 p.m. Eastern Time, on any day the NYSE is open for business.

     If an account has more than one owner, the Transfer Agent may rely on the telephone instructions of any one owner. The Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. If procedures established by the Trust or the Transfer Agent are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.

     Telephone redemption is not available for shares held in IRAs. The Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

- ONLINE Cash redemptions requested through RS Investments' Web site will be paid to the shareholder's bank account listed in the Transfer Agent's records. A limit of $50,000 is imposed on online redemption transactions. Shares held in IRAs may not be redeemed online.

     You may be able to initiate many transactions electronically. Neither the Fund nor the Transfer Agent will be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. The Transfer Agent may request personalized security codes or other information. For additional online investing instructions, please visit www.RSinvestments.com.

- BY WIRE If your financial institution receives Federal Reserve wires, you may send instructions to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717, that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions.

     The Fund will forward proceeds from telephone redemptions only to the bank account or brokerage account that you have authorized in writing. A $9.00 wire fee may be charged either by redeeming shares from your account, or upon a full redemption, deducting the fee from the proceeds.

- AUTOSELL The Autosell option allows you to redeem shares from your Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-766-FUND (3863) and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House (ACH) system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as their names appear on the Transfer Agent's records, along with a voided check to the Transfer Agent at P.O. Box 219717, Kansas City, MO 64121-9717.

GENERAL REDEMPTION POLICIES The redemption price per share is the net asset value per share determined as of the close of regular trading on the NYSE after the Transfer Agent receives the request for redemption in proper form, and the Fund will make payment for redeemed shares within seven days thereafter. Orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to the Transfer Agent after that business day's close of regular trading may be effected nevertheless at the net asset value determined for that business day. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of the Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after the Fund's receipt of the check or until the check has cleared, whichever occurs first. If you purchase shares of the Fund through the Autobuy option and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to 15 days after your purchase of shares through the Autobuy option is accepted.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of the Fund's net assets at the beginning of the period. Should redemptions by any shareholder of the Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent through RS Investments' Web site or by an overnight courier service.

RS Investments reserves the right to redeem shares in any account that drops below $2,000 due to shareholder redemptions. You are allowed 60 days to make an additional investment before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

EXCHANGES

Shares of the Fund may be exchanged for shares of another RS Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required, and the shareholder is a resident of a state where shares of the Fund are qualified for sale and qualifies to purchase shares of that RS Fund. Information about other RS Funds is contained in a separate prospectus.

You may not effect more than four exchanges (even if more than one exchange occurs on a single day) in any 12-month period (including the initial exchange of your investment from a RS Fund during the period, and subsequent exchanges of that investment from other RS Funds during the same 12-month period). Exchanges are also subject to the limitations on frequent and short-term trading described in "Frequent Purchases and Redemptions."

An exchange is a taxable event and will generally result in a taxable gain or loss. Exchange privileges may be terminated, modified, or suspended by the Fund upon 60 days' prior notice to shareholders.

Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Application or call the Transfer Agent at 1-800-766-FUND
(3863) for details), you may make exchanges by telephone.

FREQUENT PURCHASES AND REDEMPTIONS

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by Fund shareholders. The Fund discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of the Fund's shares to the extent the Trust or RS Investments believes that such trading is harmful to the Fund's shareholders, although the Fund will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a "zero-tolerance" policy with respect to identified market-timing activity in the Fund. The Trust limits the number of exchanges that an investor may make. Please refer to "Exchanges" on this page.

The Trust reserves the right, in its discretion, for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity the Trust or RS Investments believes in its sole judgment could be harmful to the Fund). Shareholders who sell or exchange shares held for 90 days or less, or other persons that RS Investments believes may be engaged in activity harmful to the Fund or its shareholders, may, in RS Investments' or the Trust's sole discretion, be restricted for any period, or permanently, from investing in the Fund. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Fund's automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent trading restrictions.

The ability of RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners. The Trust or RS Investments may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. There can be no assurance that the Fund or RS Investments will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Fund, or that the Fund or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be the subject of frequent trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Fund employs fair valuation procedures intended to reduce that risk.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry forwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:

-    Reinvest your distributions in additional shares of your Fund;
-    Receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days' prior notice to the Transfer Agent.

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid imposition of excise taxes. The Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although from time to time the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

TAXES ON DIVIDENDS AND DISTRIBUTIONS For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gains rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES Any gain resulting from the sale or exchange of your shares in the Fund will also generally be subject to federal income tax as capital gains.

FOREIGN INVESTMENTS The Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities and foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

CONSULT YOUR TAX ADVISER ABOUT OTHER POSSIBLE TAX CONSEQUENCES This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information and is also available on the RS Investments' Web site at: www.RSinvestments.com. In addition, by clicking on "Quarterly Holdings" and "Statistical Summary by Fund" on the RS Investments' Web site, the following information is generally available to you:

                               APPROXIMATE DATE OF
       INFORMATION             POSTING TO WEB SITE
       -----------             -------------------
    The Fund's top 10
 securities holdings and
 other portfolio statistics
 as of each quarter's end     15 days after quarter end


 The Fund's full securities
   holdings as of each        30 days after quarter end
     quarter's end

The Fund or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DISTRIBUTION ARRANGEMENTS AND RULE 12b-1 FEES

PFPC Distributors is the principal underwriter of the Fund's shares. To compensate PFPC Distributors for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Fund makes payments to PFPC Distributors under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan is a compensation plan. Under the Plan, the Fund pays PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Because Rule 12b-1 fees are paid out of the Fund's assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

RS Investments performs certain services and incurs certain expenses with respect to the promotion of Fund shares and servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares. PFPC Distributors reimburses RS Investments for promotional expenses incurred by it in any period in respect of the Fund. Such reimbursements are made out of fees paid to PFPC Distributors by the Fund under the Plan, as described above, after PFPC Distributors has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by PFPC Distributors to financial intermediaries for distribution services) out of amounts paid under the Plan. During some periods, fees paid under the Plan, less PFPC Distributors' compensation and expenses, may be insufficient to reimburse RS Investments fully for its promotional expenses. In such cases, PFPC Distributors will reimburse RS Investments to the extent of the available fees paid under the Plan and will pay the balance of such reimbursements as PFPC Distributors receives fees under the Plan in future periods.

In addition to payments under the Distribution Plan, the Fund reimburses PFPC Distributors and RS Investments for payments PFPC Distributors and RS Investments make to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance shareholder services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by PFPC Distributors or RS Investments to a financial intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Fund. The amount of continuing compensation paid by PFPC Distributors or RS Investments to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate of 0.25% of the value of the financial intermediary's clients' investments in the Fund. In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary's clients' assets in the Fund; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

RS Investments or PFPC Distributors, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund's shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, then your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by PFPC Distributors and RS Investments, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund's assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund may pay distribution fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

FINANCIAL HIGHLIGHTS

RS INVESTORS FUND. The Fund will commence operations after the date of this prospectus, therefore no financial highlights table for the Fund is included.

PRIVACY POLICY

RS INVESTMENTS' PRIVACY POLICY

(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

OUR POLICY
Your privacy is very important to RS Investments.

We consider customer privacy to be fundamental to our relationship with investors. We are committed to maintaining the confidentiality, integrity, and security of investors' personal information. It is therefore our policy to respect the privacy of current and former investors and to protect personal information entrusted to us. We have established internal policies to protect this confidentiality, while allowing us to serve investor needs.

INFORMATION WE COLLECT
In the course of providing products and services, we collect nonpublic personal information about our investors from sources such as account applications, other account forms, transactions made with us, and from information captured on our Web site. The information we collect may include, for example:

   - Information we receive from you on applications or other forms such as name, address, e-mail address, age, social security number, and name of beneficiary
   - Information about your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances

ACCESSING YOUR INFORMATION
We do not sell personal information to anyone. We restrict access to nonpublic personal information about our investors to employees and service providers involved in administering and servicing investor accounts. We do not disclose, and do not reserve the right to disclose, nonpublic personal information about our present or former investors, except as permitted by law.

We maintain physical, electronic, and procedural safeguards to guard the nonpublic information of our investors. An investor's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet. The policies and practices listed above apply to both current and former investors.

ADDITIONAL QUESTIONS
Our relationship with you is one of our most vital assets. We recognize that you have entrusted us with your private financial information, and we will do our utmost to maintain this trust. For additional questions concerning this policy, please contact us by e-mail at funds@RSinvestments.com or call us at 1-800-766-FUND (3863).

PFPC Distributors, Inc., distributor.

                       This page left blank intentionally.

INVESTING WITH RS

There are several ways to invest in the RS Investors Fund. Please read the prospectus carefully before investing or sending money. Then, review the chart below for the investing option that you prefer:

METHOD                              TO OPEN AN ACCOUNT                                 TO ADD TO AN ACCOUNT
------                              ------------------                                 --------------------
                                    MINIMUM INVESTMENT AMOUNT:                         MINIMUM INVESTMENT AMOUNT:
                                    $5,000 (regular account)                           $1,000 (regular account)
                                    $1,000 (IRAs and gift/transfer-to-minor accounts)  $250 (IRAs and gift/transfer-to-minor accounts);
                                                                                       $100 (automatic investment plans)

WEB                                 New and current investors may invest up to         Current investors may add to
www.RSinvestments.com               $50,000 online. Click the ESTABLISH NEW ACCOUNT    their investment by logging into
                                    button on the MY ACCOUNT page.                     their account and clicking the
                                                                                       BUY SHARES button.

PHONE                               You may not use telephone transactions for         Once you have established banking
1-800-766-FUND [3863]               initial purchases of the Fund's shares.            information on your account, you can
                                                                                       call this number and SPEAK WITH A
                                                                                       SHAREHOLDER SERVICES REPRESENTATIVE
                                                                                       live OR go through OUR AUTOMATED
                                                                                       PHONE SYSTEM and proceed with
                                                                                       purchasing shares in the amount you
                                                                                       wish to invest.

MAIL                                Send a COMPLETED APPLICATION and CHECK MADE        Mail your check with an INVESTMENT
REGULAR:                            PAYABLE TO RS INVESTMENT TRUST.                    STUB FORM detached from your
BOSTON FINANCIAL DATA SERVICES                                                         confirmation or quarterly statement.
P.O. BOX 219717
KANSAS CITY, MO 64121-9717

OVERNIGHT:
BOSTON FINANCIAL DATA SERVICES
330 WEST NINTH STREET, FIRST FLOOR
KANSAS CITY, MO 64105-1514

WIRE                                FIRST (new shareholders only), provide Boston      SECOND, instruct your bank to wire
1-800-766-FUND [3863]               Financial Data Services with details of your wire  the specified amount, along with your
                                    (name, mailing (and street) address, Social        account name and number to the bank
SEE PAGE 13 FOR DETAILED            Security Number, birth date, amount being wired,   specified on page 13.
INSTRUCTIONS                        name of your wiring bank, and the name and
                                    telephone number of a contact person at the
                                    wiring bank) by completing an account
                                    application and sending via regular mail. No
                                    purchase of shares by wire will be effected
                                    until the Fund's Transfer Agent has received
                                    your completed and signed application.

Please see pages 12-14 for more detailed information.
(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

                            RS FUNDS
                            PHONE: 1-800-766-FUND (3863)
                            WEB: www.RSinvestments.com
                            E-MAIL: funds@rsinvestments.com

                            24-HOUR ACCOUNT ACCESS
                            PHONE: 1-800-624-8025
                            WEB: Enter MY ACCOUNT On the RS Investments Web Site

FUND NAME                TICKER SYMBOL     PORTFOLIO MANAGER(S)
RS Investors Fund        Pending*          Andy Pilara, David Kelley, Joe Wolf

*If you invest through financial intermediaries, please contact them directly for information on how to invest in the Fund.

Refer to the accompanying prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; and investing in companies in natural resources industries. Please read it carefully before investing.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS: To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

(THE INFORMATION ON THIS PAGE IS NOT PART OF THE PROSPECTUS.)

        CALL 1-800-766-FUND | www.RSinvestments.com | 388 MARKET STREET,
                             SAN FRANCISCO CA 94111

ADDITIONAL INFORMATION

The Fund's Statement of Additional Information (SAI), dated October 3, 2005, contains additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may obtain free copies of the SAI, request other information about the Fund, or make shareholder inquiries by writing to the Trust at the address above or by calling 1-800-766-FUND (3863). Some of the information described above, including the SAI and periodic disclosure of portfolio holdings, is available, free of charge, on RS Investments' Web site at www.RSinvestments.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Fund. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. The Commission maintains a Web site at http://www.sec.gov which contains reports and other information about the Fund on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-05159.

Investment Company Act File No. 811-05159

P327                                                 RS|INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION
                               RS INVESTMENT TRUST

                                RS INVESTORS FUND

                                 OCTOBER 3, 2005

     This Statement of Additional Information ("SAI" or "Statement") is not a prospectus and should be read in conjunction with the Prospectus of RS Investment Trust (the "Trust") dated October 3, 2005, as it may be further revised from time to time. A copy of a Prospectus of the Trust can be obtained upon request made to RS Investments, 388 Market Street, 17th Floor, San Francisco, California 94111, telephone 1-800-766-FUND.

                                TABLE OF CONTENTS

CAPTION                                                                    PAGE
-------                                                                    ----
TRUST INFORMATION                                                              2
INVESTMENTS AND RISKS                                                          3
THE FUND'S INVESTMENT LIMITATIONS                                             15
MANAGEMENT OF THE FUND                                                        16
INVESTMENT ADVISORY AND OTHER SERVICES                                        22
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          28
DISCLOSURE OF PORTFOLIO HOLDINGS                                              29
THE FUND'S DISTRIBUTION PLAN                                                  30
HOW NET ASSET VALUE IS DETERMINED                                             32
TAXES                                                                         32
ADDITIONAL INFORMATION                                                        36
APPENDIX A  DESCRIPTION OF SECURITIES RATINGS                                A-1
APPENDIX B  PROXY VOTING POLICIES AND PROCEDURES                             B-1

                                TRUST INFORMATION

TRUST HISTORY

     RS Investment Trust ("Robertson Stephens Investment Trust" until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

FUND CLASSIFICATION

     The Trust offers shares of beneficial interest in the RS Investors Fund (the "Fund"). The Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust offers shares of 10 other mutual funds, each of which is a series of shares of the Trust, through a separate prospectus.

     The Fund is a non-diversified investment company and so may invest its assets in a more limited number of issuers than may other investment companies.

     Under the Internal Revenue Code, to qualify as a regulated investment company, a fund (including a non-diversified investment company) must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund's assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund's assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, up to 25% of the Fund's total assets can consist of the securities of each of any two issuers. As a result, a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were a diversified investment company.

CAPITALIZATION

     The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust's shares are currently divided into 11 series.

     The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund and any other fund of the Trust may be allocated in proportion to the net asset values of the respective funds except where allocations of direct expenses can otherwise be fairly made.

     Shareholders of the Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of the Fund will vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

                              INVESTMENTS AND RISKS

     In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described below.

     RS Investment Management, L.P. ("RSIM, L.P.") serves as investment adviser to the Fund. RSIM, L.P. is sometimes referred to in this Statement as "RS Investments."

DEBT AND OTHER FIXED INCOME SECURITIES

     Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers.

     Holders of fixed income securities are exposed to both market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Investments in fixed income securities with floating interest rates may be less sensitive to interest rate changes. However, fixed income securities with floating interest rates may cause fluctuations in the Fund's net asset value if their interest rates do not rise as much as interest rates in general or their rates adjust only periodically (particularly during a period of sudden and significant changes in prevailing rates). Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency, and other laws that affect the rights and remedies of creditors.

     Because interest rates vary, the future income from the Fund's investments in fixed income securities cannot be predicted with certainty.

OPTIONS

     The Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that the Fund's use of put and call options will achieve its desired objective, and the Fund's use of options may result in losses to the Fund.

     COVERED CALL OPTIONS. The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

     In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     COVERED PUT OPTIONS. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     The Fund may also purchase put and call options to attempt to enhance its current return.

     OPTIONS ON FOREIGN SECURITIES. The Fund may purchase and sell options on foreign securities if RS Investments believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

     RISKS INVOLVED IN THE SALE OF OPTIONS. The successful use of the Fund's options strategies depends on the ability of RS Investments to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on RS Investments' expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on RS Investments' expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on the Fund's ability to terminate option positions at times when RS Investments deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

     Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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     Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.

     SPECIAL EXPIRATION PRICE OPTIONS. The Fund may purchase OTC puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that RS Investments believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Fund's profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

FUTURES CONTRACTS

     INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference

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between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

     The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

     When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund's securities which are the subject of a hedge. RS Investments will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by the Fund for hedging purposes is also subject to RS Investments' ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by RS Investments still may not result in a successful hedging transaction over a very short time period.

     OTHER RISKS. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

CONVERTIBLE SECURITIES

     Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

     The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

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     If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

     The Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

     The Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

INCOME DEPOSIT SECURITIES

     The Fund may purchase income deposit securities ("IDSs"). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDSs is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (E.G., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

     There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer's actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

     The U.S. federal income tax treatment of IDSs is not entirely clear. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer's earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

INDEXED SECURITIES

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate

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changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain
U.S. Government agencies.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. RS Investments will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

SECURITIES LENDING

     The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's securities loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

     Before the Fund enters into a loan, RS Investments considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

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FOREIGN INVESTMENTS

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those foreign countries.

     In addition, to the extent that the Fund's foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

     DEVELOPING COUNTRIES. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions;
(ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging."

     There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

     When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund may engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The Fund may purchase or sell a foreign currency on a spot (I.E., cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of RS Investments, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     To offset some of the costs of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when RS Investments believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies (including exchange-traded funds ("ETFs")) traded on one or more national securities exchanges, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. In general, under the 1940 Act, investment companies such as the Fund may not
(i) invest more than 10% of its total assets in securities of other investment companies, (ii) own more than 3% of the outstanding voting securities of any one investment company, or (iii) invest more than 5% of its total assets in the securities of any single investment company. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash or when RS Investments believes share prices of other investment companies offer attractive values. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. RS Investments will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities. Shares of open-end investment companies traded on a securities exchange may not be redeemable by the Fund in all cases.

     ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange, and iShares are listed on the NYSE). ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. The market price may be higher or lower than the net asset value of the securities held by the ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

PRECIOUS METALS

     The value of the investments of the Fund may be affected by changes in the prices of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world's known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

ZERO-COUPON DEBT SECURITIES AND PAY-IN-KIND SECURITIES

     Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

     The Fund also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

TEMPORARY DEFENSIVE STRATEGIES

     At times, RS Investments may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive strategies," the Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

                        THE FUND'S INVESTMENT LIMITATIONS

     The Trust has adopted the following fundamental investment restrictions, which may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund may not:

          1. issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

          2. borrow money, except to the extent permitted by applicable law from time to time;

               NOTE: The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

          3. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

          4. purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry;

          5. make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

          6. purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this Statement at the time; and

          7. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

     It is contrary to the current policy of each of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

     The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust's officers.

     The following table presents information about each of the Trustees and executive officers of the Trust. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                              TERM OF                               IN FUND
                                             OFFICE AND           PRINCIPAL         COMPLEX       OTHER
      NAME,                 POSITION(S)      LENGTH OF          OCCUPATION(S)       OVERSEEN   DIRECTORSHIPS
     ADDRESS,                HELD WITH          TIME             DURING PAST           BY        HELD BY
     AND AGE                   TRUST          SERVED+              5 YEARS          TRUSTEE      TRUSTEE
     -------                   -----          ------               -------          -------      -------
DISINTERESTED TRUSTEES

Leonard B.                   Trustee;       Since June     Chairman and CEO, L,        11      Director,
Auerbach                  Co-Chairman of       1987        B, A & C, Inc., a                   Luminent
Age 59                       the Board                     consulting firm;                    Mortgage
                                                           formerly, Managing                  Capital, Inc.
                                                           Director and CEO, AIG
                                                           CentreCapital Group,
                                                           Inc., a financial
                                                           services firm.

Jerome S. Contro             Trustee;       Since June     Partner, Tango Group,       11          N/A
Age 49                    Co-Chairman of       2001        a private investment
                             the Board                     firm; formerly,
                                                           Managing Director,
                                                           Nuveen, a public
                                                           investment management
                                                           firm.

John W. Glynn, Jr.            Trustee       Since July     President, Glynn            11          N/A
Age 65                                         1997        Capital Management, an
                                                           investment management
                                                           firm.
INTERESTED TRUSTEE

Michael G.                    Trustee       Since May      President and CEO,          11          N/A
McCaffery*                                     2002        Stanford Management
Age 52                                                     Company, an investment
                                                           management firm;
                                                           formerly, Chairman and
                                                           CEO, Robertson,
                                                           Stephens & Company,
                                                           Inc., an investment
                                                           banking firm.
PRINCIPAL OFFICERS

Terry R. Otton               President,       President    CEO and CFO (prior to       N/A          N/A
Age 51                       Principal     and Principal   September 2005,
                             Executive       Executive     Co-CEO, COO and CFO),
                              Officer,     Officer since   RS Investments;
                             Treasurer,      September     formerly, Managing
                             Principal          2005;      Director, Putnam
                             Financial      Co-President   Lovell NBF
                                               and

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                              TERM OF                               IN FUND
                                             OFFICE AND           PRINCIPAL         COMPLEX       OTHER
      NAME,                 POSITION(S)      LENGTH OF          OCCUPATION(S)       OVERSEEN   DIRECTORSHIPS
     ADDRESS,                HELD WITH          TIME             DURING PAST           BY        HELD BY
     AND AGE                   TRUST          SERVED+              5 YEARS          TRUSTEE      TRUSTEE
     -------                   -----          ------               -------          -------      -------
                                and          Co-Principal  Group Inc., an
                            Accounting        Executive    investment banking
                              Officer          Officer     firm; previously,
                                            November 2004  Chief Financial
                                             - September   Officer, Robertson,
                                                2005;      Stephens & Company,
                                            Treasurer and  Inc., an investment
                                              Principal    banking firm.
                                            Financial and
                                              Accounting
                                            Officer since
                                               May 2004

Benjamin L.                    Vice             Vice       General Counsel, RS         N/A          N/A
Douglas                     President,     President and   Investments; formerly,
Age 38                    Secretary, and     Secretary     Vice President and
                            Chief Legal        since       Senior Counsel,
                              Officer         February     Charles Schwab
                                            2004; Chief    Investment Management,
                                           Legal Officer   Inc., an investment
                                            since August   management firm.
                                                2004

John J. Sanders,            Senior Vice     Senior Vice    Chief Compliance            N/A          N/A
Jr.                         President,       President     Officer,
Age 60                         Chief           since       RS Investments;
                            Compliance        November     formerly, Chief
                           Officer, and     2004; Chief    Compliance Officer
                            Anti-Money       Compliance    and co-COO, Husic
                            Laundering     Officer since   Capital Management, an
                            Compliance      August 2004;   investment management
                              Officer        Anti-Money    firm; previously,
                                             Laundering    Compliance Director of
                                             Compliance    the broker-dealer,
                                           Officer since   Robertson, Stephens &
                                              May 2004     Company, Inc.

     +Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust's Bylaws, officers hold office at the pleasure of the Trustees.

     * Although not an "interested person," as defined in the 1940 Act, of the Trust or RSIM, L.P, the Trustees have chosen to treat Mr. McCaffery as if he were such an interested person due to his previous relationship with RSIM, L.P. The Trustees may at any time in the future determine not to treat him as such an interested person.

COMMITTEES OF THE BOARD OF TRUSTEES

     The RS Board of Trustees has two standing committees -- the Audit Committee and the Nominating Committee. The purposes of the Audit Committee are: to oversee the accounting and financial reporting processes of the Trust and the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust's independent registered public accounting firm; and to act as liaison between the Trust's independent registered public accounting firm and the full Board. The members of the Audit Committee are Messrs. Auerbach, Contro, and Glynn. The Audit Committee met three times during the fiscal year ending December 31, 2004.

     The responsibility of the Nominating Committee is to supervise the nominations and elections of disinterested Trustees of the Trust. The Nominating Committee is composed of Messrs. Auerbach, Contro, and Glynn. The Nominating Committee did not meet during the fiscal year ending December 31, 2004. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee's consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust, and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

BENEFICIAL OWNERSHIP

     The following table discloses the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all of the RS funds overseen by the Trustees as of December 31, 2004.

                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                              DOLLAR RANGE OF EQUITY         SECURITIES IN ALL RS FUNDS
      NAME OF TRUSTEE        SECURITIES IN THE FUND(1)       OVERSEEN BY THE TRUSTEES(2)
      ---------------        -------------------------       --------------------------
DISINTERESTED TRUSTEES
Leonard B. Auerbach                     N/A                     GREATER THAN $100,000

Jerome S. Contro                        N/A                     GREATER THAN $100,000

John W. Glynn, Jr.                      N/A                     GREATER THAN $100,000

INTERESTED TRUSTEE
Michael  G. McCaffery                   N/A                     GREATER THAN $100,000

     (1)The Fund will commence operations after the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

     (2) Includes indirect notional interests of disinterested Trustees under the Trust's deferred compensation plan.

     The following table provides information regarding each class of securities owned beneficially by any disinterested Trustee and his immediate family members as of December 31, 2004, in RS Investments, PFPC, Inc., a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc., the Fund's distributor) ("PFPC"), the principal underwriter of the Trust, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or PFPC:

                              NAME OF
                            OWNERS AND
      NAME OF              RELATIONSHIPS                                        VALUE OF       PERCENT OF
      TRUSTEE               TO TRUSTEE        COMPANY      TITLE OF CLASS      SECURITIES        CLASS
      -------               ----------        -------      --------------      ----------        -----
Leonard B. Auerbach*            --              --               --               --               --

Jerome S. Contro                --              --               --               --               --

John W. Glynn, Jr.              --              --               --               --               --

* Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P. and RS Commercial Property Fund, L.P., of which RSRF Company, L.L.C., and RS Investment Management Co. L.L.C. respectively, affiliates of RS Investments, are the general partners. He is also a Member of RS Property Fund IV, L.L.C. of which RS Fund IV Manager L.P., an affiliate of RS Investments, is the Managing Member. The value of Mr. Auerbach's interest in these entities as of December 31, 2004, exceeded $150,000.

COMPENSATION

     Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of the Fund, and RS Investments (the "Advisory Agreement"), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). The Trust pays each disinterested Trustee a quarterly fee of $20,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees. Each disinterested Trustee is also paid a fee for each telephonic meeting of the Board of Trustees in which he participates. The Trust may from time to time pay additional compensation to one or more Trustees for services performed or expenses incurred by those Trustees on behalf of the Trust, in amounts approved by the Board of Trustees. The Fund pays its allocable portion of Trustee fees and expenses based on the Fund's net asset value.

                               COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                    PENSION OR
                                                    RETIREMENT                                    TOTAL
                                                     BENEFITS                                  COMPENSATION
                                                    ACCRUED AS            ESTIMATED             FROM TRUST
                              AGGREGATE                PART            ANNUAL BENEFITS           AND FUND
       NAME OF              COMPENSATION             OF TRUST               UPON               COMPLEX PAID
   PERSON, POSITION          FROM FUND+              EXPENSES            RETIREMENT            TO TRUSTEES*
   ----------------          ---------               --------            ----------           ------------
DISINTERESTED TRUSTEES
Leonard B. Auerbach
Trustee                          --                     --                   --                $  100,000**

Jerome S. Contro
Trustee                          --                     --                   --                $  100,000**

John W. Glynn, Jr.
Trustee                          --                     --                   --                $  100,000**

INTERESTED TRUSTEE
Michael G. McCaffery***
Trustee                          --                     --                   --                        --

* The Fund will commence operations after the date of this Statement of Additional Information and, therefore, has not yet paid any compensation to the Trustees.

** In addition to each disinterested Trustee's regular annual 2004 compensation of $60,000 ($15,000 per calendar quarter during the period), the Trust compensated each disinterested Trustee in the amount of $40,000 in recognition of his increased workload during 2004. RS Investments reimbursed the Trust for this additional $120,000 expense. Under a Deferred Compensation Plan (the "Plan") adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of the Fund's deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more Trust's funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated funds of the Trust. The Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Trust's funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Since October 1, 2003, the disinterested Trustees have directed that all of their regular Trustee compensation be invested in the funds of the Trust as part of the Plan. As of December 31, 2004, the total amount of deferred compensation payable to or accrued for Mr. Auerbach was $232,488, for Mr. Contro was $266,249, and for Mr. Glynn was $254,627.

*** Although not an "interested person," as defined in the 1940 Act, of the Trust or RSIM, L.P, the Trustees have chosen to treat Mr. McCaffery as if he were such an interested person due to his previous relationship with RSIM, L.P. The Trustees may at any time in the future determine not to treat him as such an interested person.

CODE OF ETHICS

     The Trust, RS Investments, and PFPC Distributors Inc. have adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS

     The Fund will commence operations after the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

     The Trust's Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                     INVESTMENT ADVISORY AND OTHER SERVICES

RS INVESTMENTS

     RS Investment Management Co. LLC ("RSIM Co."), a Delaware limited liability company, is the owner of 99.9% of the outstanding beneficial interest in RS Investments. (RS Bayview, Inc. owns 0.1% of the outstanding beneficial interest in RS Investments). G. Randall Hecht, Chairman of RSIM Co., is a control person of RSIM Co. and RS Investments by virtue of his ownership interest in RSIM Co. and his positions with RSIM Co. The Management Committee of RSIM Co. consists of Mr. Hecht, Messrs. James Callinan and Andrew Pilara, portfolio managers of Trust funds, and Messrs. James Foster, Terry Otton, David Elliott, and Benjamin Douglas, employees of RSIM Co. or its affiliates, each of whom owns interests in RSIM Co. No person other than Mr. Hecht owns more than 25% of the underlying interests in RSIM Co. Mr. Otton, Chief Executive

Officer, and Chief Financial Officer of RSIM Co., serves as the Trust's President, Principal Executive Officer, Treasurer, and Principal Financial and Accounting Officer, and Mr. Douglas, General Counsel of RSIM Co., serves as the Trust's Chief Legal Officer, Secretary, and Vice President.

     Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and the Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees. The services of RS Investments to the Fund are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

     The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or the Fund or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

     The Advisory Agreement is subject to annual approval beginning in 2007 by
(i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or RS Investments. The Advisory Agreement is terminable with respect to the Fund by RS Investments, the Trust, or a vote of a majority of the outstanding voting securities of the Fund, without penalty, on 60 days' written notice and will terminate automatically in the event of its assignment.

     The Advisory Agreement also provides that RS Investments may, at its own expense, delegate certain of its responsibilities under the Agreement to sub-advisors for the Fund, who would be required to furnish an investment program and make investment decisions for the Fund.

     The Trustees met in August 2005 to consider the approval of the Advisory Agreement for RS Investors Fund, a new series of the Trust. At that meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. The Trustees considered information presented to them over time or at prior meetings or otherwise available to them generally as Trustees, both as to the services and capabilities of RS Investments generally and of the RS Value Group specifically, which would be responsible for making investment decisions for the Fund. In their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by independent counsel with whom they had the opportunity to meet separately from representatives of RS Investments to discuss the proposed Advisory Agreement.

     The Trustees considered the fees to be charged by RS Investments to RS Investors Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to RS Investors Fund reflect a number of considerations. For example, RS Investments believes that its investment professionals are among the most talented managers in their respective asset classes. A relatively high level of compensation is required to attract and to retain those investment professionals, especially in light of other employment opportunities (for example, within the hedge fund industry) available to those professionals. RS Investments makes the services of those investment professionals available to the funds of the Trust for fees that are generally lower than investors would pay for comparable services provided through a hedge fund vehicle. RS Investments noted that it does not attempt to be a low-cost provider of investment services to the funds; rather it makes available to the funds what it believes to be a very highly qualified and successful group of investment managers in the small- and mid-cap equity strategies in exchange for fees that provide attractive compensation to the firm's investment management personnel (through salary and bonus and, in many cases, through increases in the value of indirect ownership interests in RS Investments). RS Investments noted generally the very favorable investment returns in recent years of the other mutual funds managed by the Value Group.

     RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of the proposed fee rate for the Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The data showed that the Fund's advisory fee rate and projected expense ratio each were above the median for the Fund's peer group, but not within the top quartile.

     The Trustees considered information provided by RS Investments as to fees charged by RS Investments to clients other than the Fund generally, including the likely fees to be charged by RS Investments to institutional separate accounts managed according to the same investment style. RS Investments reported that it anticipates charging those accounts fees at the same rate as the Fund on assets up to a specified level, and then lower rates on additional assets, but noted that, in some cases, an account's fee rate may be lower at all levels than that of the Fund. Representatives of RS Investments reviewed with the Trustees the reasons for the differences between the fees to be charged to the Fund and to those accounts. They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts.

     RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the funds of the Trust as a whole (excluding RS Investors Fund, which will commence operations after the date of the Prospectus) and each of RS Investments' other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the funds. RS Investments also furnished a detailed profitability analysis with respect to each currently operation Fund for the year ended December 31, 2004, and an estimate for the year ending December 31, 2005. The profitability level of each Fund was within a range of approximately 7% between the most profitable Fund and the least profitable Fund. Forecasts for 2005 reflected a similar range. The profitability range for these funds as a whole was within about 4% of the profitability of the separate account advisory business, not including RS Investments' subadvisory business, which has a lower profit margin due to the reduced fees it receives in respect of that business. Representatives of RS Investments stated that they believed the higher profit margin relating to the firm's services to the funds is justified by the higher risk and responsibilities associated with that business.

     The Trustees considered whether economies of scale would likely be realized as the Fund grows and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate. RS Investments noted that it expects that the Fund will remain relatively quite small for the foreseeable future, making it unlikely that the Fund will achieve substantial economies of scale. On this basis, the Trustees concluded that implementation of breakpoints at this time would not necessarily be appropriate.

     The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the funds' portfolio management teams and of RS Investments' senior management, and the time and attention to be devoted by each to the funds. Because the Fund had not commenced operations, it did not have a performance record, but the Trustees noted the favorable investment return experienced in recent years by other mutual funds managed by the Value Group.

     The Trustees also considered the fact that RS Investments and its affiliates receive research and other similar services from many of the broker-dealers with which it will place the Fund's (as well as other RS Investments clients') portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered that RS Investments and its affiliates will benefit from such services in that (1) the services are of value to RS Investments and its affiliates in advising RS Investments' clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees concluded that these "soft dollar" relationships' benefit to RS Investments was reasonable and that the Fund also will benefit from them.

     The Trustees also considered generally the commitment of RS Investments to developing its own detailed investment research and analysis; the firm's resources committed to the legal and compliance functions; and other steps RS Investments had taken in recent periods to enhance the quality of the services provided to the RS mutual funds generally, and concluded that those were important factors favoring approval of the proposed Agreement. .

     After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreement, including the proposed advisory fees.

MANAGEMENT AND ADMINISTRATIVE FEES

     MANAGEMENT FEES. The Fund pays RS Investments fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly at fixed annual rates based on the average daily net assets of the Fund. Because the Fund will commence operations after the date hereof, it has not paid any management fees.

     ADMINISTRATIVE SERVICES. The Fund has entered into an Administrative Services Agreement with RS Investments, pursuant to which RS Investments continuously provides business management services to the Fund and generally manages all of the business and affairs of the Fund, subject to the general oversight of the Trustees. No fees are payable by the Fund under the Administrative Services Agreement.

     The Administrative Services Agreement is subject to annual approval by (i) the Board of Trustees, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The Administrative Services Agreement may be terminated, without penalty, by the Trust or by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected Fund, on 30 days' notice to RS Investments.

     The Trust, on behalf of the Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc., a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc., the Fund distributor) ("PFPC"), pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Fund. For its services under the Agreement, PFPC has the right to receive fees from the Fund at the following annual rates:

     Asset-Based Sub-Administration and Accounting Services Fee:

     If the Fund has assets less than $50 million, 0.02% of the Fund's average daily net assets.

     If the Fund has assets between $50 million and $75 million, 0.045% of the Fund's average daily net assets.

     If the Fund has assets in excess of $75 million:

     0.07% of the Fund's first $1,616,666,667 of average daily net assets; 0.04% of the Fund's next $133,333,333 of average daily net assets; and 0.03% of the Fund's average daily net assets in excess of $1.75 billion.

EXPENSES

     The Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Fund's 12b-1 Plan to PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the "Distributor"), the Trust's distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

PROXY VOTING POLICIES

     The Trust's Board of Trustees has delegated to RS Investments responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with RS Investments' proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by RS Investments on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B ("Proxy Voting Policies").

PORTFOLIO MANAGERS

     COMPENSATION. RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, the Value Group and the Growth Group, each with separate compensation and profit-sharing structures. The Fund's portfolio managers are part of the Value Group.

     In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

     In consultation with G. Randall Hecht, Chairman of RS Investments, and Terry R. Otton, Chief Executive Officer of RS Investments, Andrew P. Pilara, Jr. will determine all salaries and bonuses for the Value Group for the Fund's fiscal year ending December 31, 2005. Salaries will be based on industry standards, as described above.

     Bonuses within the Value Group will be based on a number of factors, including (1) pre-tax investment performance for each account (including the Fund) managed by a portfolio manager compared to a relevant peer group over a rolling three-year period, with particular focus on account performance during periods of losses in the general market, (2) investment judgment, and (3) analytical process.

     Assets under management will not directly affect any individual's salary or bonus, although the amount of the Value Group's assets under management affects the fee revenue attributable to the Value Group, which in turn affects the maximum amount of money available for the Value Group's aggregate salaries and bonuses.

     In addition, the Fund's portfolio managers participate in the profits of the Value Group based on their profit-sharing percentages. Mr. Pilara, in consultation with Mr. Hecht and Mr. Otton, will set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Value Group's investment process.

     Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

     OWNERSHIP OF FUND SHARES. The Fund will commence operations after the date of this Statement of Additional Information. Therefore, as of the date hereof, no portfolio manager has a beneficial interest in the Fund's shares.

     OTHER ACCOUNTS. Each of the Fund's portfolio managers is responsible (either individually or jointly) for the day-to-day management of certain other accounts (including other funds of RS Investment Trust). None of the other accounts for which the portfolio managers are responsible have performance-based fees. The following table sets forth the number of other accounts managed by the portfolio managers and the total assets of such accounts as of June 30, 2005:

                    REGISTERED INVESTMENT COMPANIES        OTHER POOLED INVESTMENT VEHICLES               OTHER ACCOUNTS
                 -------------------------------------  -------------------------------------  -----------------------------------
                                       TOTAL ASSETS                             TOTAL ASSETS                        TOTAL ASSETS
    NAME         NUMBER OF ACCOUNTS    (IN THOUSANDS)    NUMBER OF ACCOUNTS    (IN THOUSANDS)  NUMBER OF ACCOUNTS   (IN THOUSANDS)
--------------   ------------------   ----------------  --------------------   --------------  ------------------   --------------
   David J.             2(1)           $ 2,981,100(1)           0              Not Applicable         11              $ 278,067
    Kelley

   Andrew P.            3(2)           $ 4,082,347(2)           0              Not Applicable         12              $ 300,926
  Pilara, Jr.

   Joseph A.            2(1)           $ 2,981,100(1)           0              Not Applicable         11              $ 278,671
     Wolf

----------

 (1) Includes RS Partners Fund and RS Value Fund, series of the Trust offered through a separate prospectus. RS Investors Fund will commence operations after the date hereof.
 (2) Includes RS Global Natural Resources Fund, RS Partners Fund, and RS Value Fund, series of the Trust offered through a separate prospectus. RS Investors Fund will commence operations after the date hereof.

     CONFLICTS OF INTEREST.  RS Investments has informed the Trust as follows:

     Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

     RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments' policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that, when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments' reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Investment decisions for the Fund and for the other investment advisory clients of RSIM, L.P. and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day's transactions in such security are, insofar as RS Investments deems appropriate, averaged as to price and allocated between such clients in a manner which in RS Investments' opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investments employs a professional staff of portfolio managers who draw upon a variety of resources for research information for the Fund.

     Transactions on U.S. stock exchanges and NASDAQ, commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Exchange Act), from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, RS Investments receives research and brokerage services and other similar services from many broker-dealers with which it places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and news services. Where the services referred to above are not used exclusively by RS Investments for research purposes, RS Investments, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to RS Investments and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because RS Investments or its affiliates receive these services even though RS Investments might otherwise be required to purchase some of these services for cash.

     RS Investments places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. RS Investments seeks the best overall terms available for the Fund, except to the extent RS Investments may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, RS Investments, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the Exchange Act, RS Investments may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act) to RS Investments an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. RS Investments' authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

     RS Investments may sometimes instruct a broker through whom it executes a securities transaction to "give up" a portion of the transaction for settlement to another broker that provides research services to RS Investments consistent with the preceding policies. In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it.

     It is the Trust's policy that the Fund may not use brokerage to compensate a broker for the sale or promotion of Fund shares. Certain broker-dealers or their affiliates with whom the Fund places transactions may also sell shares of the Fund. In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for the Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the
Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

     The Fund will commence operations after the date of this Statement of Additional Information and, therefore the Fund has not yet paid any brokerage commissions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund has established a policy governing the disclosure of the Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust's Chief Compliance Officer, or where appropriate, a member of RS Investments' senior management (each, an "Authorized Person").

     Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Fund exercises control over such policies. In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policies. Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of the Fund.

     Neither RS Investments nor the Fund will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on RS Investments' Web site in such scope and form and with such frequency as RS Investments may reasonably determine. The Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments' Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

     The Fund's portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust's Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund's shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Fund in connection with their day-to-day operations and management, including RS Investments and its affiliates and the Fund's custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

     To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund's shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust's Chief Compliance Officer of such potential conflict, and the Trust's Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

     ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis: the Fund's custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider. Each recipient, except the Fund's independent registered public accounting firm, receives the portfolio holdings information on a daily basis. The Fund's independent registered public accounting firm receives the information when requested in connection with its services to the Fund.

                          THE FUND'S DISTRIBUTION PLAN

     PFPC Distributors is the principal underwriter of the Fund's shares. To compensate PFPC Distributors for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Fund makes payments to PFPC Distributors under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Fund and, as discussed below, payments to financial intermediaries. They may also include PFPC Distributors' overhead expenses attributable to the distribution of the Fund's shares, which may include, for example, expenses for office space, communications, and salaries of PFPC Distributors' personnel, and any other of PFPC Distributors' expenses attributable to the distribution of the Fund's shares. The Plan is a compensation plan. Under the Plan, the Fund pays PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Because Rule 12b-1 fees are paid out of the Fund's assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

     The Plan may benefit the Fund by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund.

     RS Investments performs certain services and incurs certain expenses with respect to the promotion of Fund shares and servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares. PFPC Distributors reimburses RS Investments for promotion expenses incurred by it in any period in respect of the Fund. Such reimbursements are made out of fees paid to PFPC Distributors by the Fund under the Plan, as described above, after PFPC Distributors has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by PFPC Distributors to financial intermediaries for distribution services) out of amounts paid under the Plan. During some periods, fees paid under the Plan, less PFPC Distributors' compensation and expenses, may be insufficient to reimburse RS Investments fully for its promotional expenses. In such cases, PFPC Distributors will reimburse RS Investments to the extent of the available fees paid under the Plan and will pay the balance of such reimbursements as PFPC Distributors receives fees under the Plan in future periods.

     In addition to payments under the Distribution Plan, the Fund reimburses PFPC Distributors and RS Investments for payments PFPC Distributors and RS Investments make to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement (the "Services Reimbursement") is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

     Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance shareholder services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan administrators, and insurance companies.

     In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

     The compensation paid by PFPC Distributors or RS Investments to a financial intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Fund. The amount of continuing compensation paid by PFPC Distributors or RS Investments to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate of 0.25% of the value of the financial intermediary's clients' investments in the Fund. In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary's clients' assets in the Fund; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

     RS Investments or PFPC Distributors, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund's shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     If payments to financial intermediaries by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, then your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by PFPC Distributors and RS Investments, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

     Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund's assets on an ongoing basis, over time those fees will increase the cost of an investment in the Fund and may cost a shareholder more than paying other types of sales charges.

     The Fund may pay distribution fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of the Fund are unavailable for purchase.

                        HOW NET ASSET VALUE IS DETERMINED

     The Fund determines the net asset value ("NAV") per share once daily, as of the close of regular trading on the NYSE. The NYSE is closed Saturdays, Sundays, New Year's Day (observed), Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas (observed).

     The Fund values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities. These investments are generally stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security's issuer; changes in the industry and other competing companies; significant changes in the issuer's financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the values of such securities may occur between such times and the close of the NYSE that will not be reflected in the computation of the Fund's NAV. If events that, in RS Investments' judgment, materially affect the value of such securities occur during such period, then these securities may be valued at their fair values following procedures approved by the Trust's Board of Trustees. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Fund.

                                      TAXES

     The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund would not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     In order to qualify as a "regulated investment company," the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of clause (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year and capital loss carryforwards) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income generally will be taxed in the hands of individuals at the 15% tax rate, provided these same holding period and other requirements are met by the shareholder. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) if the dividend is received from a foreign corporation that is (i) non-eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

     With respect to investment income and gains received by the Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source. Thus, the Fund's yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

     If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs are not eligible to be treated as "qualified dividend income." The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. See also the discussion on hedging transactions, below.

     The Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     If the Fund engages in hedging transactions, including hedging transactions in options, certain forward contracts or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     In addition, the Fund may purchase debt instruments with "market discount." Under the market discount rules, the Fund will be required to treat any gain on the sale, exchange or redemption of, a debt instrument as ordinary income to the extent of the market discount that has not previously been included in income and is treated as having accrued on such debt instrument at or prior to the time of such payment or disposition. Market discount in respect of a debt instrument is generally considered to accrue ratably during the period from the date of acquisition to the maturity date of such debt instrument, unless the holder elects to accrue market discount on the debt instrument under the constant yield method.

     If the Fund makes a distribution to shareholders in excess of its current accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares held by the shareholder will be treated as short-term capital gain or loss. If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual's taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification. The back-up withholding tax rate is 28% for amounts paid through 2010. The back-up withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2008, the Fund will not be required to withhold any amounts
(i) with respect to distributions (other than distributions to a foreign person
(w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     If a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state, and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund. Statements as to the tax status of distributions will be mailed annually.

                             ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN

     Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Fund's transfer agent and dividend-paying agent ("Transfer Agent"). PFPC Trust Company ("PFPC Trust"), 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Fund's custodian ("Custodian"). The Custodian and subcustodians hold the securities in the Fund's portfolios and other assets for safekeeping. The Transfer Agent and Custodian do not participate in making investment decisions for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Trust's independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

LEGAL COUNSEL

     Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's").

STANDARD & POOR'S RATINGS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

RS INVESTMENT MANAGEMENT, L.P.
RS INVESTMENT MANAGEMENT, INC.
RS GROWTH GROUP LLC
RS VALUE GROUP LLC

PROXY VOTING POLICIES AND PROCEDURES

November 18, 2003

PURPOSE AND GENERAL STATEMENT

     The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which each of RS Investment Management L.P., RS Investment Management, Inc., RS Growth Group LLC, and RS Value Group LLC (each, an "Adviser") votes the securities owned by its advisory clients for which an Adviser exercises voting authority and discretion (the "Proxies"). The advisory clients for which an Adviser votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

     These proxy voting policies and procedures are available to all advisory clients of an Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

     Information regarding how the RS Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, are available as of August 31, of each year (i) without charge, upon request, by calling 1-800-766-FUND [3863]; on RS Investments' website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

POLICIES RELATING TO PROXY VOTING

     The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

     It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

     Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients. Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client's designated service representative.

PROXY POLICY COMMITTEE

     Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the "Committee") currently comprising four members. The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel. The Chief Executive Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

     A portfolio manager's recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee. The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine. In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

     On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

PROXY VOTING PROCEDURES

     The Advisers have retained Institutional Shareholder Services, Inc. ("ISS") to vote proxies for the accounts of our advisory clients. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser. ISS receives a daily electronic feed of all holdings in the Advisers' voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm's decision to use ISS, there is generally no physical handling of Proxies by an Adviser's personnel.

     The Advisers have adopted proxy voting guidelines (the "Guidelines") that set forth how the Advisers plan to vote on specific matters presented for shareholder vote. The Guidelines are attached as ANNEX A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, ISS will automatically vote in accordance with the Guidelines.

     Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote. See "Procedures for Overriding the Guidelines" below.

     In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). Special Votes will be addressed according to the procedures discussed below at "Procedures Regarding Special Votes".

     In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. In the case of Special Votes, ISS notifies the Advisers of the vote and the relevant deadline. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

PROCEDURES FOR OVERRIDING THE GUIDELINES

     If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

     In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

     If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct ISS accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

     If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable, the following:

  - a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

  -  data regarding client holdings in the relevant issuer;

  - information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

  - the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

  - the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee's deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

PROCEDURES REGARDING SPECIAL VOTES

     If the Chief Compliance Officer is informed by ISS or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee. The Committee will review any information provided by ISS or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst. If, after this review, the Committee agrees with ISS that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification. If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct ISS to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

     If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable the following:

  - a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

  -  data regarding client holdings in the relevant issuer;

  - information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

  -  analysis prepared by ISS with respect to the Special Vote; and

  -  other relevant information.

     After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform ISS of this decision and instruct ISS to vote the Special Vote accordingly. The Committee's deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

UNDUE INFLUENCE

     If at any time any person is pressured or lobbied either by an Adviser's personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

RECORD KEEPING

  Each Adviser, or ISS, as the Advisers' agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

  -  a copy of these policies and procedures;

  - proxy statements received regarding client securities are maintained by ISS;

  - a record of each vote cast is maintained by ISS, and such records are accessible to designated an Adviser personnel at any time;

  - a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

  - each written client request for proxy voting records and the Adviser's written response to any (written or oral) client request for such records.

                   PROXY VOTING GUIDELINES FOR U.S. COMPANIES

                                 RS INVESTMENTS

     -    DEFAULT:
     -    BUNDLED:

             ELECT DIRECTORS (1000)
1000-1       Always Vote FOR all uncontested director nominees.
1000-2       WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.
1000-3       WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.

1000-4       WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.
1000-5       WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.
1000-6       WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.
1000-7       WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.
1000-8       WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.
1000-9       WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.
1000-10      WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.
1000-11      WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.
1000-12      WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.
1000-13      WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.
1000-14      WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.
1000-15      WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.
1000-16      WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company's outside auditor.
1000-17      WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.
1000-18      WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.
1000-19      WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they     X
             were scheduled to attend during the previous fiscal year.
1000-20      WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
1000-21      WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.
1000-22      WITHHOLD votes from ANY nominee who is more than XX years old.
1000-23      WITHHOLD votes from ANY shareholder-nominated nominee.
1000-24      WITHHOLD votes from ANY nominee who is the target of a "vote no" campaign.

1000-25      WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

             CONTESTED ELECTION OF DIRECTORS (1001)

1001-1       Always vote FOR all management nominees.                                                                     X
1001-2       Always vote AGAINST all management nominees.

             RATIFY SELECTION OF AUDITORS (1010)

1010-1       Always vote FOR a management proposal to ratify the board's selection of auditors.
1010-2       Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.               X
1010-3       Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4       Vote AGAINST IF the auditors have served more than XX consecutive years.

             APPROVE NAME CHANGE (1020)

1020-1       Always vote FOR a management proposal to change the company name.                                            X
1020-2       Always vote AGAINST a management proposal to change the company name.

             APPROVE OTHER BUSINESS (1030)

1030-1       Always vote FOR a management proposal to approve other business.                                             X
1030-2       Always vote AGAINST a management proposal to approve other business.

             ADJOURN MEETING (1035)

1035-1       Always vote FOR a management proposal to adjourn the meeting.                                                X
1035-2       Always vote AGAINST a management proposal to adjourn the meeting.

             APPROVE TECHNICAL AMENDMENTS (1040)

1040-1       Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.             X
1040-2       Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

             APPROVE FINANCIAL STATEMENTS (1050)

1050-1       Always vote FOR a management proposal to approve financial statements.                                       X
1050-2       Always vote AGAINST a management proposal to approve financial statements.

             INCREASE AUTHORIZED COMMON STOCK (1100)

1100-1       Always vote FOR a management proposal to increase authorized common stock.
1100-2       Always vote AGAINST a management proposal to increase authorized common stock.
1100-3       Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
1100-4       Vote AGAINST IF the dilution represents more than 10% of current authorized shares.                          X

             DECREASE AUTHORIZED COMMON STOCK (1101)

1101-1       Always vote FOR a management proposal to decrease authorized common stock.                                   X
1101-2       Always vote AGAINST a management proposal to decrease authorized common stock.

             AMEND AUTHORIZED COMMON STOCK (1102)

1102-1       Always vote FOR a management proposal to amend authorized common stock.
1102-2       Always vote AGAINST a management proposal to amend authorized common stock.                                  X

             APPROVE COMMON STOCK ISSUANCE (1103)

1103-1       Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2       Always vote AGAINST a management proposal to approve the issuance of authorized common stock.                X
1103-3       Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.
1103-4       Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5       Vote AGAINST IF the issued common stock has superior voting rights.

             APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS (1104)

1104-1       Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
1104-2       Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.             X
1104-3       Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

             AUTHORIZE PREFERRED STOCK (1110)

1110-1       Always vote FOR a management proposal to authorize preferred stock.
1110-2       Always vote AGAINST a management proposal to authorize preferred stock.                                      X
1110-3       Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

             INCREASE AUTHORIZED PREFERRED STOCK (1111)

1111-1       Always vote FOR a management proposal to increase authorized preferred stock.
1111-2       Always vote AGAINST a management proposal to increase authorized preferred stock.                            X
1111-3       Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
1111-4       Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

             DECREASE AUTHORIZED PREFERRED STOCK (1112)

1112-1       Always vote FOR a management proposal to decrease authorized preferred stock.                                X
1112-2       Always vote AGAINST a management proposal to decrease authorized preferred stock.

             CANCEL SERIES OF PREFERRED STOCK (1113)

1113-1       Always vote FOR a management proposal to cancel a class or series of preferred stock.                        X
1113-2       Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

             AMEND AUTHORIZED PREFERRED STOCK (1114)

1114-1       Always vote FOR a management proposal to amend preferred stock.
1114-2       Always vote AGAINST a management proposal to amend preferred stock.                                          X

             APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK (1115)

1115-1       Always vote FOR a management proposal to issue or convert preferred stock.

1115-2       Always vote AGAINST a management proposal to issue or convert preferred stock.                               X
1115-3       Vote AGAINST IF the dilution represents more than XX% of the total voting power.
1115-4       Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

             ELIMINATE PREEMPTIVE RIGHTS (1120)

1120-1       Always vote FOR a management proposal to eliminate preemptive rights.                                        X
1120-2       Always vote AGAINST a management proposal to eliminate preemptive rights.

             RESTORE PREEMPTIVE RIGHTS (1121)

1121-1       Always vote FOR a management proposal to create or restore preemptive rights.
1121-2       Always vote AGAINST a management proposal to create or restore preemptive rights.                            X

             AUTHORIZE DUAL CLASS STOCK (1130)

1130-1       Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2       Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.             X
1130-3       Vote AGAINST IF the shares have inferior or superior voting rights.

             ELIMINATE DUAL CLASS STOCK (1131)

1131-1       Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.      X
1131-2       Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

             AMEND DUAL CLASS STOCK (1132)

1132-1       Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
1132-2       Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.      X

             INCREASE AUTHORIZED DUAL CLASS STOCK (1133)

1133-1       Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2       Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual       X
             or multiple class common stock.
1133-3       Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.
1133-4       Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.

1133-5       Vote AGAINST IF the dilution is more than XX% of the class of stock.

             APPROVE SHARE REPURCHASE (1140)

1140-1       Always vote FOR a management proposal to approve a stock repurchase program.                                 X
1140-2       Always vote AGAINST a management proposal to approve a stock repurchase program.

             APPROVE STOCK SPLIT (1150)

1150-1       Always vote FOR a management proposal to approve a stock split.                                              X
1150-2       Always vote AGAINST a management proposal to approve a stock split.

             APPROVE REVERSE STOCK SPLIT (1151)

1151-1       Always vote FOR a management proposal to approve reverse a stock split.                                      X
1151-2       Always vote AGAINST a management proposal to approve reverse a stock split.
1151-3       Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

             APPROVE MERGER/ACQUISITION (1200)

1200-1       Always vote FOR a management proposal to merge with or acquire another company.                              X
1200-2       Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3       Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4       Vote AGAINST IF the change-in-control provision would be triggered.
1200-5       Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6       Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7       Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.
1200-8       Vote AGAINST IF the proposal would move the target company's location outside of the U.S.

             APPROVE RECAPITALIZATION (1209)

1209-1       Always vote FOR a management proposal to approve recapitalization.                                           X
1209-2       Always vote AGAINST a management proposal to approve recapitalization.

             APPROVE RESTRUCTURING (1210)

1210-1       Always vote FOR a management proposal to restructure the company.                                            X
1210-2       Always vote AGAINST a management proposal to restructure the company.

             APPROVE BANKRUPTCY RESTRUCTURING (1211)

1211-1       Always vote FOR a management proposal on bankruptcy restructurings.                                          X
1211-2       Always vote AGAINST a management proposal on bankruptcy restructurings.

             APPROVE LIQUIDATION (1212)

1212-1       Always vote FOR a management proposal to approve liquidation.
1212-2       Always vote AGAINST a management proposal to approve liquidation.                                            X

             APPROVE REINCORPORATION (1220)

1220-1       Always vote FOR a management proposal to reincorporate in a different state.
1220-2       Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3       Vote AGAINST IF the proposal would reduce shareholder rights.                                                X
1220-4       Vote AGAINST IF the proposal would move the target company's location outside of the U.S.

             APPROVE LEVERAGED BUYOUT (1230)

1230-1       Always vote FOR a management proposal to approve a leveraged buyout of the company.
1230-2       Always vote AGAINST a management proposal to approve a leveraged buyout of the company.                      X
1230-3       Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.

             APPROVE SPIN-OFF (1240)

1240-1       Always vote FOR a management proposal to spin-off certain company operations or divisions.                   X
1240-2       Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

             APPROVE SALE OF ASSETS (1250)

1250-1       Always vote FOR a management proposal to approve the sale of assets.                                         X
1250-2       Always vote AGAINST a management proposal to approve the sale of assets.

             ELIMINATE CUMULATIVE VOTING (1300)

1300-1       Always vote FOR a management proposal to eliminate cumulative voting.                                        X
1300-2       Always vote AGAINST a management proposal to eliminate cumulative voting.

             ADOPT CUMULATIVE VOTING (1301)

1301-1       Always vote FOR a management proposal to adopt cumulative voting.
1301-2       Always vote AGAINST a management proposal to adopt cumulative voting.                                        X

             ADOPT DIRECTOR LIABILITY PROVISION (1310)

1310-1       Always vote FOR a management proposal to limit the liability of directors.
1310-2       Always vote AGAINST a management proposal to limit the liability of directors.                               X

             AMEND DIRECTOR LIABILITY PROVISION (1311)

1311-1       Always vote FOR a management proposal to amend director liability provisions.
1311-2       Always vote AGAINST a management proposal to amend director liability provisions.                            X

             ADOPT INDEMNIFICATION PROVISION (1320)

1320-1       Always vote FOR a management proposal to indemnify directors and officers.
1320-2       Always vote AGAINST a management proposal to indemnify directors and officers.                               X

             AMEND INDEMNIFICATION PROVISION (1321)

1321-1       Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
1321-2       Always vote AGAINST a management proposal to amend provisions concerning the indemnification of              X
             directors and officers.

             APPROVE BOARD SIZE (1332)

1332-1       Always vote FOR a management proposal to set the board size.
1332-2       Always vote AGAINST a management proposal to set the board size.
1332-3       Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4       Vote AGAINST IF the proposed maximum board size is greater than 15 directors.                                X
1332-5       Vote AGAINST IF the proposed minimum board size is less than XX directors.
1332-6       Vote AGAINST IF the board will consist of more than XX directors.
1332-7       Vote AGAINST IF the board will consist of fewer than XX directors.

             NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)

1340-1       Always vote FOR a management proposal to allow the directors to fill vacancies on the board without          X
             shareholder approval.

1340-2       Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

             GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)

1341-1       Always vote FOR a management proposal to give the board the authority to set the size of the board as        X
             needed without shareholder approval.
1341-2       Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

             REMOVAL OF DIRECTORS (1342)

1342-1       Always vote FOR a management proposal regarding the removal of directors.                                    X
1342-2       Always vote AGAINST a management proposal regarding the removal of directors.
1342-3       Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
1342-4       Vote AGAINST IF the proposal would allow for the removal of directors without cause.

             APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350)
1350-1       Always vote FOR a management proposal to approve non-technical amendments to the company's certificate of incorporation.
1350-2       Always vote AGAINST a management proposal to approve non-technical amendments to the company's certificate of incorporation.
1350-3       Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.                         X

             APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351)

1351-1       Always vote FOR a management proposal to approve non-technical amendments to the company's bylaws.
1351-2       Always vote AGAINST a management proposal to approve non-technical amendments to the company's bylaws.
1351-3       Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.                         X

             APPROVE CLASSIFIED BOARD (1400)

1400-1       Always vote FOR a management proposal to adopt a classified board.                                           X
1400-2       Always vote AGAINST a management proposal to adopt a classified board.
1400-3       Vote AGAINST IF the company has cumulative voting.
1400-4       Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

             AMEND CLASSIFIED BOARD (1401)

1401-1       Always vote FOR a management proposal to amend a classified board.                                           X
1401-2       Always vote AGAINST a management proposal to amend a classified board.

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
             REPEAL CLASSIFIED BOARD (1402)

1402-1       Always vote FOR a management proposal to repeal a classified board.                                          X
1402-2       Always vote AGAINST a management proposal to repeal a classified board.

             ADOPT POISON PILL (1410)

1410-1       Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2       Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).        X
1410-3       Vote AGAINST IF the poison pill contains a "dead-hand" provision.
1410-4       Vote AGAINST IF the company has a classified board.
1410-5       Vote AGAINST IF the poison pill does not have a "sunset" provision.
1410-6       Vote AGAINST IF the poison pill does not have a TIDE provision.  (Three-Year Independent Director
             Evaluation.)
1410-7       Vote AGAINST IF the poison pill trigger is less than XX%.

             REDEEM POISON PILL (1411)

1411-1       Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).
1411-2       Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).                 X

             ELIMINATE SPECIAL MEETING (1420)

1420-1       Always vote FOR a management proposal to eliminate shareholders' right to call a special meeting.
1420-2       Always vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.        X

             LIMIT SPECIAL MEETING (1421)

1421-1       Always vote FOR a management proposal to limit shareholders' right to call a special meeting.
1421-2       Always vote AGAINST a management proposal to limit shareholders' right to call a special meeting.            X
1421-3       Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

             RESTORE SPECIAL MEETING (1422)

1422-1       Always vote FOR a management proposal to restore shareholders' right to call a special meeting.              X
1422-2       Always vote AGAINST a management proposal to restore shareholders' right to call a special meeting.

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
             ELIMINATE WRITTEN CONSENT (1430)

1430-1       Always vote FOR a management proposal to eliminate shareholders' right to act by written consent.
1430-2       Always vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.        X

             LIMIT WRITTEN CONSENT (1431)

1431-1       Always vote FOR a management proposal to limit shareholders' right to act by written consent.
1431-2       Always vote AGAINST a management proposal to limit shareholders' right to act by written consent.            X
1431-3       Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

             RESTORE WRITTEN CONSENT (1432)

1432-1       Always vote FOR a management proposal to restore shareholders' right to act by written consent.              X
1432-2       Always vote AGAINST a management proposal to restore shareholders' right to act by written consent.

             ADOPT SUPERMAJORITY REQUIREMENT (1440)

1440-1       Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or       X
             other business combination.
1440-2       Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3       Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

             AMEND SUPERMAJORITY REQUIREMENT (1443)

1443-1       Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other     X
             business combination.
1443-2       Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.
1443-3       Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-4       Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

             ELIMINATE SUPERMAJORITY REQUIREMENT (1444)

1444-1       Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or       X
             other business combination.
1444-2       Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

             ADOPT SUPERMAJORITY LOCK-IN (1445)

1445-1       Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change          X
             certain bylaw or charter provisions.

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
1445-2       Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1445-3       Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
1445-4       Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

             AMEND SUPERMAJORITY LOCK-IN (1446)

1446-1       Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change          X
             certain bylaw or charter provisions.
1446-2       Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3       Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
1446-4       Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

             ELIMINATE SUPERMAJORITY LOCK-IN (1447)

1447-1       Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change      X
             certain bylaw or charter provisions.
1447-2       Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

             CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)

1450-1       Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2       Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors       X
             to consider factors other than the interests of shareholders in assessing a takeover bid.

             ADOPT FAIR PRICE PROVISION (1460)

1460-1       Always vote FOR a management proposal that establishes a fair price provision.                               X
1460-2       Always vote AGAINST a management proposal that establishes a fair price provision.

             AMEND FAIR PRICE PROVISION (1461)

1461-1       Always vote FOR a management proposal to amend a fair price provision.                                       X
1461-2       Always vote AGAINST a management proposal to amend a fair price provision.

             REPEAL FAIR PRICE PROVISION (1462)

1462-1       Always vote FOR a management proposal to repeal a fair price provision.                                      X
1462-2       Always vote AGAINST a management proposal to repeal a fair price provision.

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
             ADOPT ANTI-GREENMAIL PROVISION (1470)

1470-1       Always vote FOR a management proposal to limit the payment of greenmail.                                     X
1470-2       Always vote AGAINST a management proposal to limit the payment of greenmail.

             ADOPT ADVANCE NOTICE REQUIREMENT (1480)

1480-1       Always vote FOR a management proposal to adopt advance notice requirements.                                  X
1480-2       Always vote AGAINST a management proposal to adopt advance notice requirements.
1480-3       Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4       Vote AGAINST IF the provision requires advance notice of more than XX days.

             OPT OUT OF STATE TAKEOVER LAW (1490)

1490-1       Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.            X
1490-2       Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

             OPT INTO STATE TAKEOVER LAW (1491)

1491-1       Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.              X
1491-2       Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

             ADOPT STOCK INCENTIVE PLAN (1500)

1500-1       Always vote FOR a management proposal to adopt a stock incentive plan for employees.
1500-2       Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.
1500-3       Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 10%.            X
1500-4       Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by         X
             ISS, is more than 10%.
1500-5       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.                    X
1500-6       Vote AGAINST IF the compensation committee is not fully independent.
1500-7       Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.            X
1500-8       Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1500-9       Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a             X
             specified number or percentage of outstanding shares for awards each year.
1500-10      Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.

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
1500-11      Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than
             XX years.
1500-12      Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th          X
             percentile of its peer group.
1500-13      Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1500-14      Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1500-15      Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements       X
             of outstanding awards.
1500-16      Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.             X
1500-17      Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1500-18      Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total      X
             options granted in that year.
1500-19      Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile of its        X
             peer group.
1500-20      Vote AGAINST IF the company does not expense stock options.                                                  X
1500-21      Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22      Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

             AMEND STOCK INCENTIVE PLAN (1501)

1501-1       Always vote FOR a management proposal to amend a stock incentive plan for employees.
1501-2       Always vote AGAINST a management proposal to amend a stock incentive plan for employees.
1501-3       Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the          X
             grant date.
1501-4       Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.        X
1501-5       Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.                X
1501-6       Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control         X
             provisions to the plan.
1501-7       Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1501-8       Vote AGAINST IF the amendment increases the per employee limit for awards.                                   X
1501-9       Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of           X
             shares that can be granted as awards other than options.
1501-10      Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by
             ISS, is more than XX%.

             ADD SHARES TO STOCK INCENTIVE PLAN (1502)

1502-1       Always vote FOR a management proposal to add shares to a stock incentive plan for employees.

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
1502-2       Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.
1502-3       Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 5%.             X
1502-4       Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by     X
             ISS, is more than 10%.
1502-5       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.                    X
1502-6       Vote AGAINST IF the compensation committee is not fully independent.
1502-7       Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.            X
1502-8       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market       X
             value on the grant date.
1502-9       Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a             X
             specified number or percentage of outstanding shares for award each year.
1502-10      Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares         X
             that can be granted as awards other than options.
1502-11      Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than
             XX years.
1502-12      Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th          X
             percentile of its peer group.
1502-13      Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1502-14      Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1502-15      Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements       X
             of outstanding awards.
1502-16      Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.             X
1502-17      Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1502-18      Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total      X
             options granted in that year.
1502-19      Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile of its        X
             peer group.
1502-20      Vote AGAINST IF the company does not expense stock options.
1500-21      Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22      Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

             LIMIT PER-EMPLOYEE AWARDS (1503)

1503-1       Always vote FOR a management proposal to limit per-employee annual option awards.
1503-2       Always vote AGAINST a management proposal to limit per-employee annual option awards.
1503-3       Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.                                  X

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
1503-4       Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.    X

             EXTEND TERM OF STOCK INCENTIVE PLAN (1505)

1505-1       Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.
1505-2       Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.
1505-3       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.                    X
1505-4       Vote AGAINST IF the potential dilution from all company plans, as calculated by ISS, is more than 10%.       X
1505-5       Vote AGAINST IF the compensation committee is not fully independent.
1505-6       Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.            X
1505-7       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market       X
             value on the grant date.
1505-8       Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares         X
             that can be granted as awards other than options.
1505-9       Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than
             XX years.
1505-10      Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th          X
             percentile of its peer group.
1505-11      Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1505-12      Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1505-13      Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements       X
             of outstanding awards.
1505-14      Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.             X
1505-15      Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1505-16      Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.
1505-17      Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile of its        X
             peer group.
1505-18      Vote AGAINST IF the company does not expense stock options.
1505-19      Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1505-20      Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

             ADOPT DIRECTOR STOCK INCENTIVE PLAN (1510)

1510-1       Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.

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
1510-2       Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.        X
1510-3       Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.
1510-4       Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1510-5       Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by
             ISS, is more than XX%.
1510-6       Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1510-7       Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1510-8       Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9       Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1510-10      Vote AGAINST IF the company does not expense stock options.
1510-11      Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1510-12      Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than
             XX years.
1510-13      Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

             AMEND DIRECTOR STOCK INCENTIVE PLAN (1511)

1511-1       Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.
1511-2       Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.        X
1511-3       Vote AGAINST IF the amendment increases the size of the option awards.
1511-4       Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1511-5       Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1511-6       Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
1511-7       Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1511-8       Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by
             ISS, is more than XX%.

             ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN (1512)

1512-1       Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-2       Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee           X
             directors.

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
1512-3       Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.
1512-4       Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1512-5       Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.
1512-6       Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1512-7       Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1512-8       Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9       Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

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
1512-10      Vote AGAINST IF the company does not expense stock options
1512-11      Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1512-12      Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than
             XX years.
1512-13      Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

             ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)

1520-1       Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2       Always vote AGAINST a management proposal to adopt an employee stock purchase plan.
1520-3       Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock's         X
             fair market value.
1520-4       Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by ISS, is more than
             XX%.
1520-5       Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

             AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)

1521-1       Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2       Always vote AGAINST a management proposal to amend an employee stock purchase plan.
1521-3       Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the            X
             stock's fair market value.

             ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)

1522-1       Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2       Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.
1522-3       Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock's         X
             fair market value.
1522-4       Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.
1522-5       Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS, is more than XX%.

             ADOPT STOCK AWARD PLAN (1530)

1530-1       Always vote FOR a management proposal to adopt a stock award plan.
1530-2       Always vote AGAINST a management proposal to adopt a stock award plan.                                       X
1530-3       Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

1530-4       Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1530-5       Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS
             (overhang), is more than XX%.
1530-6       Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company's peer group.

             AMEND STOCK AWARD PLAN (1531)

1531-1       Always vote FOR a management proposal to amend a stock award plan.
1531-2       Always vote AGAINST a management proposal to amend a stock award plan.                                       X
1531-3       Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
1531-4       Vote AGAINST IF the amendment increases the per-employee limit for awards.
1531-5       Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS
             (overhang), is more than XX%.

             ADD SHARES TO STOCK AWARD PLAN (1532)

1532-1       Always vote FOR a management proposal to add shares to a stock award plan.
1532-2       Always vote AGAINST a management proposal to add shares to a stock award plan.                               X
1532-3       Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1532-4       Vote AGAINST IF the equity dilution represented by this proposal, as calculated by ISS, is more than XX%.
1532-5       Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS
             (overhang), is more than XX%.
1532-6       Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

             ADOPT DIRECTOR STOCK AWARD PLAN (1540)

1540-1       Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2       Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.            X
1540-3       Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1540-4       Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1540-5       Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1540-6       Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1540-7       Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

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
             AMEND DIRECTOR STOCK AWARD PLAN (1541)

1541-1       Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2       Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.            X
1541-3       Vote AGAINST IF the amendment increases the award size.
1541-4       Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.
1541-5       Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1541-6       Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
1541-7       Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS
             (overhang), is more than XX%.

             ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)

1542-1       Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2       Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.    X
1542-3       Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1542-4       Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1542-5       Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1542-6       Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1542-7       Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

             APPROVE ANNUAL BONUS PLAN (1560)

1560-1       Always vote FOR a management proposal to approve an annual bonus plan.                                       X
1560-2       Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4       Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's base salary.
1560-5       Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6       Vote AGAINST IF the performance criteria is not disclosed.

             APPROVE SAVINGS PLAN (1561)

1561-1       Always vote FOR a management proposal to adopt a savings plan.                                               X
1561-2       Always vote AGAINST a management proposal to adopt a savings plan.

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
             APPROVE OPTION/STOCK AWARDS (1562)

1562-1       Always vote FOR a management proposal to grant a one-time option or stock award.
1562-2       Always vote AGAINST a management proposal to grant a one-time option or stock award.                         X
1562-3       Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.
1562-4       Vote AGAINST IF the dilution represented by the option/stock award, as calculated by ISS, is more than
             XX%.
1562-5       Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.
1562-6       Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7       Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by ISS, is more than XX% of the total outstanding common equity.
1562-8       Vote AGAINST IF the company's equity dilution (overhang), including this proposal, as calculated by ISS, exceeds the 75th percentile of its peer group.
1562-9       Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile of its peer group.
1562-10      Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

             ADOPT DEFERRED COMPENSATION PLAN (1563)

1563-1       Always vote FOR a management proposal to adopt a deferred compensation plan.
1563-2       Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3       Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4       Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.                              X

             APPROVE LONG-TERM BONUS PLAN (1564)

1564-1       Always vote FOR a management proposal to approve a long-term bonus plan.
1564-2       Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.                                            X
1564-4       Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of       X
             the participant's base salary.
1564-5       Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6       Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.             X
1564-7       Vote AGAINST IF the performance criteria is not disclosed.

             APPROVE EMPLOYMENT AGREEMENTS (1565)

1565-1       Always vote FOR a management proposal to approve an employment agreement or contract.                        X
1565-2       Always vote AGAINST a management proposal to approve an employment agreement or contract.

             AMEND DEFERRED COMPENSATION PLAN (1566)

1566-1       Always vote FOR a management proposal to amend a deferred compensation plan.
1566-2       Always vote AGAINST a management proposal to amend a deferred compensation plan.                             X

             EXCHANGE UNDERWATER OPTIONS (1570)

1570-1       Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).
1570-2       Always vote AGAINST a management proposal to exchange underwater options (options with a per-share           X
             exercise price that exceeds the underlying stock's current market price).
1570-3       Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.
1570-4       Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.
1570-5       Vote AGAINST IF the company exchanged underwater options within the last three years.

             AMEND ANNUAL BONUS PLAN (1581)

1581-1       Always vote FOR a management proposal to amend an annual bonus plan.
1581-2       Always vote AGAINST a management proposal to amend an annual bonus plan.                                     X
1581-3       Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

             REAPPROVE OPTION/BONUS PLAN FOR OBRA (1582)

1582-1       Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of
             OBRA.
1582-2       Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of
             OBRA.
1582-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.                                            X
1582-4       Vote AGAINST IF the performance criteria is not disclosed.
1582-5       Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

             AMEND LONG-TERM BONUS PLAN (1586)

1586-1       Always vote FOR a management proposal to amend a long-term bonus plan.                                       X
1586-2       Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3       Vote AGAINST IF the plan increases the per-employee maximum bonus.

                              SHAREHOLDER PROPOSALS

             SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)

2000-1       Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.                     X
2000-2       Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

             SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)

2001-1       Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.                X
2001-2       Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

             SP-LIMIT CONSULTING BY AUDITORS (2002)

2002-1       Always vote FOR a shareholder proposal calling for limiting consulting by auditors.                          X
2002-2       Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

             SP-ROTATE AUDITORS (2003)

2003-1       Always vote FOR a shareholder proposal calling for the rotation of auditors.                                 X
2003-2       Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

             SP-RESTORE PREEMPTIVE RIGHTS (2010)

2010-1       Always vote FOR a shareholder proposal to restore preemptive rights.                                         X
2010-2       Always vote AGAINST a shareholder proposal to restore preemptive rights.

             SP-STUDY SALE OR SPIN-OFF (2030)

2030-1       Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic       X
             alternatives.
2030-2       Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

             SP-ADOPT CONFIDENTIAL VOTING (2100)

2100-1       Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent         X
             tabulation of the proxy ballots.
2100-2       Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

             SP-COUNTING SHAREHOLDER VOTES (2101)

2101-1       Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and           X
             broker non-votes in vote tabulations.

2101-2       Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

             SP-NO DISCRETIONARY VOTING (2102)

2102-1       Always vote FOR a shareholder proposal to eliminate the company's discretion to vote unmarked proxy          X
             ballots.
2102-2       Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

             SP-EQUAL ACCESS TO THE PROXY (2110)

2110-1       Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.      X
2110-2       Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3       Vote AGAINST IF the ballot will become open to shareholders' nominees.
2110-4       Vote AGAINST IF the change will allow shareholder statements.

             SP-IMPROVE MEETING REPORTS (2120)

2120-1       Always vote FOR a shareholder proposal to improve annual meeting reports.                                    X
2120-2       Always vote AGAINST a shareholder proposal to improve annual meeting reports.

             SP-CHANGE ANNUAL MEETING LOCATION (2130)

2130-1       Always vote FOR a shareholder proposal to change the annual meeting location.                                X
2130-2       Always vote AGAINST a shareholder proposal to change the annual meeting location.

             SP-CHANGE ANNUAL MEETING DATE (2131)

2131-1       Always vote FOR a shareholder proposal to change the annual meeting date.                                    X
2131-2       Always vote AGAINST a shareholder proposal to change the annual meeting date.

             SP-BOARD INCLUSIVENESS (2201)

2201-1       Always vote FOR a shareholder proposal asking the board to include more women and minorities as              X
             directors.
2201-2       Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

             SP-INCREASE BOARD INDEPENDENCE (2202)

2202-1       Always vote FOR a shareholder proposal seeking to increase board independence.                               X
2202-2       Always vote AGAINST a shareholder proposal seeking to increase board independence.

             SP-DIRECTOR TENURE/RETIREMENT AGE (2203)

2203-1       Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2       Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by       X
             establishing a retirement or tenure policy.
2203-3       Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4       Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

             SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)

2204-1       Always vote FOR a shareholder proposal to require minimum stock ownership by directors.                      X
2204-2       Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3       Vote AGAINST IF the minimum level of ownership required is more than XX shares.

             SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)

2205-1       Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2       Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives       X
             on the board of directors.

             SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)

2206-1       Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.
2206-2       Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in      X
             the development and monitoring of the company's long-term strategic plan.

             SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)

2210-1       Always vote FOR a shareholder proposal to increase the independence of the nominating committee.             X
2210-2       Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

             SP-CREATE NOMINATING COMMITTEE (2211)

2211-1       Always vote FOR a shareholder proposal to create a nominating committee of the board.                        X
2211-2       Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3       Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

             SP-CREATE SHAREHOLDER COMMITTEE (2212)

2212-1       Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
2212-2       Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.

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
2212-3       Vote AGAINST IF the proposal is a binding bylaw amendment.                                                   X

             SP-INDEPENDENT BOARD CHAIRMAN (2214)

2214-1       Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
2214-2       Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen      X
             from among the ranks of the non-employee directors.

             SP-LEAD DIRECTOR (2215)

2215-1       Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of         X
             non-employee directors.
2215-2       Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

             SP-ADOPT CUMULATIVE VOTING (2220)

2220-1       Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.                        X
2220-2       Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

             SP-REQUIRE NOMINEE STATEMENT IN PROXY (2230)

2230-1       Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2       Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the     X
             proxy statement.

             SP-DOUBLE BOARD NOMINEES (2231)

2231-1       Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2       Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.     X

             SP-DIRECTOR LIABILITY (2240)

2240-1       Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a      X
             breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.
             Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that
2240-2       constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.

             SP-REPEAL CLASSIFIED BOARD (2300)

2300-1       Always vote FOR a shareholder proposal to repeal a classified board.                                         X
2300-2       Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3       Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

             SP-REDEEM OR VOTE ON POISON PILL (2310)

2310-1       Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a      X
             poison pill shareholder rights plan.
2310-2       Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.
2310-3       Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)
2310-4       Vote AGAINST IF the board has an independent majority.
2310-5       Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6       Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7       Vote AGAINST IF the company elects the entire board annually.

             SP-ELIMINATE SUPERMAJORITY PROVISION (2320)

2320-1       Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.                     X
2320-2       Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

             SP-REDUCE SUPERMAJORITY PROVISION (2321)

2321-1       Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.                        X
2321-2       Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

             SP-REPEAL FAIR PRICE PROVISION (2324)

2324-1       Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2       Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.                       X

             SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)

2325-1       Always vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.             X
2325-2       Always vote AGAINST a shareholder proposal to restore shareholders' right to call a special meeting.

             SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

2326-1       Always vote FOR a shareholder proposal to restore shareholders' right to act by written consent.             X
2326-2       Always vote AGAINST a shareholder proposal to restore shareholders' right to act by written consent.

             SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)

2330-1       Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share               X
             placements or to require shareholder approval before such block placements can be made.

2330-2       Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

             SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)

2341-1       Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover           X
             statutory provision.
2341-2       Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

             SP-REINCORPORATION (2342)

2342-1       Always vote FOR a shareholder proposal to reincorporate the company in another state.                        X
2342-2       Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3       Vote AGAINST IF the new state has stronger anti-takeover provisions.

             SP-ADOPT ANTI-GREENMAIL PROVISION (2350)

2350-1       Always vote FOR a shareholder proposal to limit greenmail payments.                                          X
2320-2       Always vote AGAINST a shareholder proposal to limit greenmail payments.

             SP-RESTRICT EXECUTIVE COMPENSATION (2400)

2400-1       Always vote FOR a shareholder proposal to restrict executive compensation.                                   X
2400-2       Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3       Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

             SP-DISCLOSE EXECUTIVE COMPENSATION (2401)

2401-1       Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.                  X
2401-2       Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3       Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

             SP-RESTRICT DIRECTOR COMPENSATION (2402)

2402-1       Always vote FOR a shareholder proposal to restrict director compensation.                                    X
2402-2       Always vote AGAINST a shareholder proposal to restrict director compensation.

             SP-CAP EXECUTIVE PAY (2403)

2403-1       Always vote FOR a shareholder proposal to cap executive pay.                                                 X

2403-2       Always vote AGAINST a shareholder proposal to cap executive pay.

             SP-PAY DIRECTORS IN STOCK (2405)

2405-1       Always vote FOR a shareholder proposal calling for directors to be paid with company stock.                  X
2405-2       Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3       Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

             SP-APPROVE EXECUTIVE COMPENSATION (2406)

2406-1       Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.                       X
2406-2       Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

             SP-RESTRICT DIRECTOR PENSIONS (2407)

2407-1       Always vote FOR a shareholder proposal calling for the termination of director retirement plans.             X
2407-2       Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

             SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE (2408)

2408-1       Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive       X
             compensation to non-financial criteria, particularly social criteria.
2408-2       Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3       Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

             SP-NO REPRICING OF UNDERWATER OPTIONS (2409)

2409-1       Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater         X
             stock options.
2409-2       Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3       Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

             SP-GOLDEN PARACHUTES (2414)

2414-1       Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.    X
2414-2       Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3       Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive's salary and bonus.

             SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)

2415-1       Always vote FOR a shareholder proposal seeking to award performance-based stock options.                     X
2415-2       Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

             SP-EXPENSE STOCK OPTIONS (2416)

2416-1       Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.
2416-2       Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future        X
             stock options issued by the company in the company's annual income statement.

             SP-PENSION FUND SURPLUS (2417)

2417-1       Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2       Always vote AGAINST a shareholder proposal that requests future executive compensation be determined         X
             without regard to any pension fund income.

             SP-CREATE COMPENSATION COMMITTEE (2420)

2420-1       Always vote FOR a shareholder proposal to create a compensation committee.                                   X
2420-2       Always vote AGAINST a shareholder proposal to create a compensation committee.

             SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)

2421-1       Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate
             management-to assist with executive compensation issues.                                                     X
2421-2       Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

             SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)

2422-1       Always vote FOR a shareholder proposal to increase the independence of the compensation committee.           X
2422-2       Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

             SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)

2500-1       Always vote FOR a shareholder proposal to increase the independence of the audit committee.                  X
2500-2       Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

             SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)

2501-1       Always vote FOR a shareholder proposal to increase the independence of key committees.                       X
2501-2       Always vote AGAINST a shareholder proposal to increase the independence of key committees.

                        1.   SOCIAL ISSUE PROPOSALS

             SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)

3000-1       Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2       Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3       Vote AGAINST IF the company does not operate in countries of concern.                                        X

             SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)

3005-1       Always vote FOR a shareholder proposal that asks the company to review its operations' impact on local groups.
3005-2       Always vote AGAINST a shareholder proposal that asks the company to review its operations' impact on         X
             local groups.
3005-3       Vote AGAINST IF the proposal calls for action beyond reporting.

             SP-BURMA-LIMIT OR END OPERATIONS (3030)

3030-1       Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3       Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.                    X
3030-4       Vote AGAINST IF the company does not contract directly with the Burmese government.

             SP-BURMA-REVIEW OPERATIONS (3031)

3031-1       Always vote FOR a shareholder proposal that asks management to review operations in Burma.                   X
3031-2       Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

             SP-CHINA-NO USE OF FORCED LABOR (3040)

3040-1       Always vote FOR a shareholder proposal that asks management to certify that company operations are free      X
             of forced labor.
3040-2       Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

             SP-CHINA-ADOPT CODE OF CONDUCT (3041)

3041-1       Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2       Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3       Vote AGAINST IF the company has de minimus operations involving China.                                       X

             SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)

3100-1       Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-2       Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-3       Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.          X

             SP-REVIEW ECONOMIC CONVERSION (3110)

3110-1       Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.
3110-2       Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.
3110-3       Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.                    X

             SP-REVIEW SPACE WEAPONS (3120)

3120-1       Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's government        X
             contracts for the development of ballistic missile defense technologies and related space systems.

             SP-REVIEW FOREIGN MILITARY SALES (3130)

3130-1       Always vote FOR a shareholder proposal that asks management to report on the company's foreign military      X
             sales or foreign offset activities.
3130-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.
3130-3       Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

             SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)

3150-1       Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2       Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons              X
             production.

             SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)

3151-1       Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2       Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.        X

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
             SP-REVIEW CHARITABLE GIVING POLICY (3210)

3210-1       Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2       Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3       Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.            X

             SP-LIMIT OR END CHARITABLE GIVING (3215)

3215-1       Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3       Vote AGAINST IF the company's giving is not excessive or the proposal would end all giving.                  X

             SP-REVIEW POLITICAL SPENDING (3220)

3220-1       Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2       Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3       Vote AGAINST IF the information requested is already easily available or if compliance is costly.            X

             SP-LIMIT OR END POLITICAL SPENDING (3221)

3221-1       Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3       Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.       X

             SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)

3222-1       Always vote FOR a shareholder proposal requesting disclosure of company executives' prior government service.
3222-2       Always vote AGAINST a shareholder proposal requesting disclosure of company executives' prior government     X
             service.

             SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)

3224-1       Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2       Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.              X

             SP-REVIEW TOBACCO MARKETING (3300)

3300-1       Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2       Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
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
3300-3       Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.
3300-4       Vote AGAINST IF there is no prima facie evidence the company's marketing practices are illegal.
3300-5       Vote AGAINST IF the proposal calls for action beyond reporting.                                              X

             SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)

3307-1       Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2       Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.                         X
3307-3       Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4       Vote AGAINST IF the company is NOT a health care company.
3307-5       Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6       Vote AGAINST IF the company provides products to the tobacco industry.
3307-7       Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8       Vote AGAINST IF the proposal concerns tobacco farmers.

             SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)

3308-1       Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2       Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to         X
             health.
3308-3       Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4       Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5       Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

             SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)

3320-1       Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2       Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.         X
3320-3       Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
3320-4       Vote AGAINST IF the proposal calls for action beyond reporting.

             SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)

3340-1       Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2       Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
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
3340-3       Vote AGAINST IF the proposal asks for more than a report.                                                    X
3340-4       Vote AGAINST IF the proposal relates only to domestic pricing.

             SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)

3350-1       Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2       Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal           X
             destruction.

             SP-REVIEW NUCLEAR FACILITY/WASTE (3400)

3400-1       Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2       Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3       Vote AGAINST IF the proposal asks for action beyond reporting.                                               X
3400-4       Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

             SP-REVIEW ENERGY EFFICIENCY & Renewables (3410)

3410-1       Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2       Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3       Vote AGAINST IF the proposal asks for more than a report.                                                    X

             SP-ENDORSE CERES PRINCIPLES (3420)

3420-1       Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2       Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3       Vote AGAINST IF the company has well-established environmental management practices.
3420-4       Vote AGAINST IF the company has an average or better environmental performance record.

             SP-CONTROL GENERATION OF POLLUTANTS (3422)

3422-1       Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2       Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3       Vote AGAINST IF the proposal asks for action beyond reporting.                                               X
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
3422-4       Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
3422-5       Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.
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
             SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)

3423-1       Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2       Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3       Vote AGAINST IF management has issued a written statement beyond the legal minimum.                          X

             SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425)

3425-1       Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2       Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3       Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4       Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5       Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6       Vote AGAINST IF the company is not a major emitter of greenhouse gases.

             SP-REVIEW OR CURB BIOENGINEERING (3430)

3430-1       Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-2       Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3       Vote AGAINST IF the proposal asks for action beyond reporting.                                               X
3430-4       Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

             SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)

3440-1       Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2       Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3       Vote AGAINST IF the proposal asks for action beyond reporting.                                               X
3440-4       Vote AGAINST IF the proposal does not address a unique habitat.

             SP-REVIEW DEVELOPING COUNTRY DEBT (3500)

3500-1       Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2       Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3       Vote AGAINST IF the proposal asks for action beyond reporting.                                               X
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
             SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)

3503-1       Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2       Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3       Vote AGAINST IF the proposal asks for action beyond reporting.                                               X

             SP-REVIEW FAIR LENDING POLICY (3520)

3520-1       Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2       Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on     X
             fair lending practices.
3520-3       Vote AGAINST IF the proposal asks for action beyond reporting.

             SP-REVIEW PLANT CLOSINGS (3600)

3600-1       Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2       Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider         X
             issues related to facilities closure and relocation of work.

             SP-REPORT ON EEO (3610)

3610-1       Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
3610-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
3610-3       Vote AGAINST IF the company releases its EEO-1 reports.
3610-4       Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.                    X
3610-5       Vote AGAINST IF the information indicates a well-established affirmative action program.

             SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)

3614-1       Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2       Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO          X
             policy.

             SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)

3615-1       Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2       Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation                X
             non-discrimination policy.
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
             SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)

3621-1       Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2       Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican               X
             operations.

             SP-ADOPT STANDARDS FOR MEXICAN OPERATION (3622)

3622-1       Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2       Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican               X
             operations.

             SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)

3630-1       Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2       Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3       Vote AGAINST IF no fair employment problems exist.                                                           X

             SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)

3632-1       Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2       Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3       Vote AGAINST IF no fair employment problems exist at contractor/franchisee.                                  X

             SP-REVIEW GLOBAL LABOR PRACTICES (3680)

3680-1       Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2       Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3       Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4       Vote AGAINST IF the resolution asks for more than a report.                                                  X

             SP-MONITOR/ADOPT ILO CONVENTIONS (3681)

3681-1       Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.
3681-2       Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.
3681-3       Vote AGAINST IF the proposal asks the company to use third-party monitors.
3681-4       Vote AGAINST IF the company has a reasonable code and monitoring system.                                     X
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
             SP-REPORT ON SUSTAINABILITY (3700)

3700-1       Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2       Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3       Always vote AGAINST IF the company has already issued a report in GRI format.                                X

             As revised October 3, 2005